Exhibit 10.3
ZIPRECRUITER, INC.
AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN
1.Purpose.
The purpose of the Plan is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and thereby better aligning the interests of such persons with those of the Company’s stockholders. Capitalized terms used in the Plan are defined in Section 11 below.
2.Eligibility.
Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.
3.Administration and Delegation.
(a)Administration. The Plan will be administered by the Administrator. The Administrator shall have authority to determine which Service Providers will receive Awards, to grant Awards and to set all terms and conditions of Awards (including, but not limited to, vesting, exercise and forfeiture provisions). In addition, the Administrator shall have the authority to take all actions and make all determinations contemplated by the Plan and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Administrator may correct any defect or ambiguity, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem necessary or appropriate to carry the Plan and any Awards into effect, as determined by the Administrator. The Administrator shall make all determinations under the Plan in the Administrator’s sole discretion and all such determinations shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.
(b)Appointment of Committees. To the extent permitted by Applicable Laws, the Board may delegate any or all of its powers under the Plan to one or more Committees. The Board may abolish any Committee at any time and re-vest in itself any previously delegated authority.
4.Stock Available for Awards.
(a)Number of Shares. Subject to adjustment under Section 8 hereof, Awards may be made under the Plan covering up to Twenty-Six Million, Fifty-Seven Thousand, Eight Hundred Seventy-Two (26,057,872) shares of Common Stock. If any Award expires or lapses or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at or below the original issuance price), in any case in a manner that results in any shares of Common Stock covered by such Award not being issued or being so reacquired by the Company, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of Award and/or to satisfy any applicable tax withholding obligation (including shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation) shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code. Shares of

Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares, shares purchased on the open market or treasury shares.
(b)Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted prior to such merger or consolidation by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Administrator deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a) hereof, except as may be required by reason of Section 422 of the Code.
5.Stock Options.
(a)General. The Administrator may grant Options to any Service Provider, subject to the limitations on Incentive Stock Options described below. The Administrator shall determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to Applicable Laws, as it considers necessary or advisable.
(b)Incentive Stock Options. The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of the Company’s present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. All Options intended to qualify as Incentive Stock Options shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. Neither the Company nor the Administrator shall have any liability to a Participant, or any other party, (i) if an Option (or any part thereof) which is intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (ii) for any action or omission by the Administrator that causes an Option not to qualify as an Incentive Stock Option, including without limitation, the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option. Any Option that is intended to qualify as an Incentive Stock Option, but fails to so qualify for any reason, including without limitation, the portion of any Option becoming exercisable in excess of the $100,000 limitation described in Treasury Regulation Section 1.422-4, shall be treated as a Non-Qualified Stock Option for all purposes.
(c)Exercise Price. The Administrator shall establish the exercise price of each Option and specify the exercise price in the applicable Award Agreement. The exercise price shall be not less than 100% of the Fair Market Value on the date the Option is granted. In the case of an Incentive Stock Option granted to an employee who, at the time of grant of the Option, owns (or is treated as owning under Section 424 of the Code) stock representing more than 10% of the voting power of all classes of stock of the Company (or a “parent corporation” or “subsidiary corporation” thereof within the meaning of Sections 424(e) or 424(f) of the Code, respectively), the per share exercise price shall be no less than 110% of the Fair Market Value on the date the Option is granted.
(d)Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Administrator may specify in the applicable Award Agreement, provided that the term of any Option shall not exceed ten years. In the case of an Incentive Stock Option granted to an employee who, at the time of grant of the Option, owns (or is treated as owning under Section 424 of the Code) stock representing more than 10% of the voting power of all classes of stock of the Company (or a “parent corporation” or “subsidiary corporation” thereof within the meaning of Sections 424(e) or 424(f) of the Code, respectively), the term of the Option shall not exceed five years.

(e)Exercise of Option; Notification of Disposition. Options may be exercised by delivery to the Company of a notice of exercise, in a form approved by the Administrator (which may be an electronic or written form), signed or exercised electronically by the person authorized to exercise the Option, together with payment in full (i) as specified in Section 5(f) hereof for the number of shares for which the Option is exercised and (ii) as specified in Section 9(e) hereof for any applicable withholding taxes. Unless otherwise determined by the Administrator, an Option may not be exercised for a fraction of a share of Common Stock. If an Option is designated as an Incentive Stock Option, the Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Common Stock acquired from the Option if such disposition or transfer is made (i) within two years from the grant date with respect to such Option or (ii) within one year after the transfer of such shares to the Participant (other than any such disposition made in connection with a Change in Control). Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.
(f)Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for in cash, by check payable to the order of the Company, by electronic payment via Automatic Clearinghouse (ACH), or, to the extent permitted by the Administrator, by:
(i)(A) delivery of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding, or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;
(ii)delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (A) such method of payment is then permitted under Applicable Laws, (B) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Company at any time, and (C) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;
(iii)surrendering shares of Common Stock then issuable upon exercise of the Option valued at their Fair Market Value on the date of exercise;
(iv)delivery of a promissory note of the Participant to the Company on terms determined by the Administrator;
(v)delivery of property of any other kind which constitutes good and valuable consideration as determined by the Administrator; or
(vi)any combination of the above permitted forms of payment (including cash or check).
(g)Early Exercise of Options. The Administrator may provide in the terms of an Award Agreement that the Service Provider may exercise an Option in whole or in part prior to the full vesting of the Option in exchange for unvested shares of Restricted Stock with respect to any unvested portion of the Option so exercised. Shares of Restricted Stock acquired upon the exercise of any unvested portion of an Option shall be subject to such terms and conditions as the Administrator shall determine.

6.Restricted Stock; Restricted Stock Units.
(a)General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such shares if issued at no cost) in the event that conditions specified by the Administrator in the applicable Award Agreement are not satisfied prior to the end of the applicable restriction period or periods established by the Administrator for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during applicable restriction period or periods, as set forth in an applicable Award Agreement.
(b)Terms and Conditions for All Restricted Stock and Restricted Stock Unit Awards. The Administrator shall determine and set forth in the applicable Award Agreement the terms and conditions applicable to each Restricted Stock and Restricted Stock Unit Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, in each case, if any.
(c)Additional Provisions Relating to Restricted Stock.
(i)Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless otherwise provided by the Administrator in the applicable Award Agreement. In addition, unless otherwise provided by the Administrator, if any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the shares or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Each dividend payment will be made as provided in the applicable Award Agreement, but in no event later than the end of the calendar year in which the dividends are paid to shareholders of that class of stock or, if later, the 15th day of the third month following the later of (A) the date the dividends are paid to stockholders of that class of stock, and (B) the date the dividends are no longer subject to forfeiture.
(ii)Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee).
(d)Additional Provisions Relating to Restricted Stock Units.
(i)Settlement. Upon the vesting of a Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or an amount of cash or other property equal to the Fair Market Value of one share of Common Stock on the settlement date, as provided in the applicable Award Agreement. The Administrator may provide that settlement of Restricted Stock Units shall occur upon or as soon as reasonably practicable after the vesting of the Restricted Stock Units or shall instead be deferred, on a mandatory basis or at the election of the Participant, in a manner that complies with Section 409A.
(ii)Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units unless and until shares are delivered in settlement thereof.
(iii)Dividend Equivalents. To the extent provided by the Administrator, a grant of Restricted Stock Units may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which the Dividend Equivalents are paid, as determined by the Administrator, subject, in each case, to such terms and conditions as the Administrator shall establish and set forth in the applicable Award Agreement.
7.Other Stock-Based Awards.
Other Stock-Based Awards may be granted hereunder to Participants, including, without limitation, Awards entitling Participants to receive shares of Common Stock to be delivered in the future. Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments and/or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock, cash or other property, as the Administrator shall determine. Subject to the provisions of the Plan, the Administrator shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price, transfer restrictions, vesting conditions and other terms and conditions applicable thereto, which shall be set forth in the applicable Award Agreement.
8.Adjustments for Changes in Common Stock and Certain Other Events.
(a)In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, then the Administrator may, in such manner as it may deem equitable, adjust any or all of:
(i)the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 3 hereof on the maximum number and kind of shares which may be issued);
(ii)the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards;
(iii)the grant or exercise price with respect to any Award; and
(iv)the terms and conditions of any Awards (including, without limitation, any applicable financial or other performance “targets” specified in an Award Agreement).
(b)In the event of any transaction or event described in Section 8(a) hereof (including without limitation any Change in Control) or any unusual or nonrecurring transaction or event affecting the Company or the financial statements of the Company, or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (i) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (ii) to facilitate such transaction or event or (iii) give effect to such changes in Applicable Laws or accounting principles:
(i)To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of such Award or realization of the Participant’s rights had such Award been currently exercisable, payable and fully vested, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then such Award may be terminated without payment;
(ii)To provide that such Award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;
(iii)To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;
(iv)To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards which may be granted in the future;
(v)To replace such Award with other rights or property selected by the Administrator; and/or
(vi)To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.
(c)Notwithstanding the provisions of Section 8(b) above, if a Change in Control occurs and a Participant’s Awards are not continued, converted, assumed, or replaced with a substantially similar award by (i) the Company, or (ii) a successor entity or its parent or subsidiary (an “Assumption”), and provided that the Participant has not had a Termination of Service, then the Administrator may provide that, immediately prior to the Change in Control, such Awards shall become fully vested, exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards shall lapse, in which case, such Awards shall be canceled upon the consummation of the Change in Control in exchange for the right to receive the Change in Control consideration payable to other holders of Common Stock (A) which may be on such terms and conditions as apply generally to holders of Common Stock under the Change in Control documents (including, without limitation, any escrow, earn-out or other deferred consideration provisions) or such other terms and conditions as the Administrator may provide, and (B) determined by reference to the number of shares subject to such Awards and net of any applicable exercise price; provided that to the extent that any Awards constitute “nonqualified deferred compensation” that may not be paid upon the Change in Control under Section 409A without the imposition of taxes thereon under Section 409A, the timing of such payments shall be governed by the applicable Award Agreement (subject to any deferred consideration provisions applicable under the Change in Control documents); and provided, further, that if the amount to which a Participant would be entitled upon the settlement or exercise of such Award at the time of the Change in Control is equal to or less than zero, then such Award may be terminated without payment. The

Administrator shall determine whether an Assumption of an Award has occurred in connection with a Change in Control.
(d)In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in this Section 8, the Administrator will equitably adjust each outstanding Award, which adjustments may include adjustments to the number and type of securities subject to each outstanding Award and/or the exercise price or grant price thereof, if applicable, the grant of new Awards to Participants, and/or the making of a cash payment to Participants, as the Administrator deems appropriate to reflect such Equity Restructuring. The adjustments provided under this Section 8(e) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company; provided that whether an adjustment is equitable shall be determined by the Administrator.
(e)In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock, including any Equity Restructuring, or if necessary to comply with Applicable Laws or the Code, or for reasons of administrative convenience, the Administrator may, in its sole discretion, refuse to permit the exercise of any Award during a period of up to thirty days prior to the consummation of any such transaction; provided, however, that in the event the vested portion of an Award is not exercisable on the date the Award would otherwise expire pursuant to the terms set forth in the Award Agreement governing such Award as a result of the Administrator’s exercise of discretion pursuant to this Section 8(e), then the expiration of the Award shall be extended through the date that is thirty days following the date on which the Administrator first permits the Award to be exercised (but in no event shall the expiration of the Award be extended beyond the tenth anniversary of the date of grant of such Award.
(f)Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Award or the grant or exercise price of any Award. The existence of the Plan, any Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including without limitation, securities with rights superior to those of the Common Stock or which are convertible into or exchangeable for Common Stock. The Administrator may treat Participants and Awards (or portions thereof) differently under this Section 8.
9.General Provisions Applicable to Awards.
(a)Transferability of Awards. Except as the Administrator may otherwise determine or provide in an Award Agreement or otherwise, in any case in accordance with Applicable Laws, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant.

References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.
(b)Documentation. Each Award shall be evidenced in an Award Agreement, which may be in such form (written, electronic or otherwise) as the Administrator shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.
(c)Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.
(d)Termination of Status. The Administrator shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant’s Service Provider status and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.
(e)Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Administrator may otherwise determine, all such payments shall be made in cash or by certified check. Notwithstanding the foregoing, to the extent permitted by the Administrator, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by Applicable Laws, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.
(f)Amendment of Award. The Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or settlement, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action shall be required unless (i) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Participant, or (ii) the change is permitted under Section 8 and 10(f) hereof.
(g)Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy the requirements of any Applicable Laws. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is determined by the Administrator to be necessary to the lawful issuance and sale of any securities hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.
(h)Acceleration. The Administrator may at any time provide that any Award shall become immediately vested and/or exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10.Miscellaneous.
(a)No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an applicable Award Agreement.
(b)No Rights As Stockholder; Certificates. Subject to the provisions of the applicable Award Agreement, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any Applicable Laws, the Company shall not be required to deliver to any Participant certificates evidencing shares of Common Stock issued in connection with any Award and instead such shares of Common Stock may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan deemed necessary or appropriate by the Administrator in order to comply with Applicable Laws.
(c)Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date in accordance with the terms of the Plan.
(d)Amendment of Plan. The Administrator may amend, suspend or terminate the Plan or any portion thereof at any time; provided that no amendment of the Plan shall materially and adversely affect any Award outstanding at the time of such amendment without the consent of the affected Participant. Awards outstanding under the Plan at the time of any suspension or termination of the Plan shall continue to be governed in accordance with the terms of the Plan and the applicable Award Agreement, as in effect prior to such suspension or termination. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.
(e)Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.
(f)Section 409A.
(i)General. The Company intends that all Awards be structured in compliance with, or to satisfy an exemption from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply in connection with any Awards. Notwithstanding anything herein or in any Award Agreement to the contrary, the Administrator may, without a Participant’s prior consent, amend this Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to preserve the intended tax treatment of Awards under the Plan, including without limitation, any such actions intended to (A) exempt this Plan and/or any Award from the application of Section 409A, and/or (B) comply with the requirements of Section 409A, including without limitation any such regulations, guidance, compliance programs and other interpretative authority that may be issued after the date of grant of any Award. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 10(f) or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.
(ii)Separation from Service. With respect to any Award that constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award that is to be made upon a termination of a Participant’s Service Provider relationship shall, to the extent necessary to avoid the imposition of taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or subsequent to the termination of the Participant’s Service Provider relationship. For purposes of any such provision of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.”
(iii)Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” that are otherwise required to be made under an Award to a “specified employee” (as defined under Section 409A and determined by the Administrator) as a result of his or her “separation from service” shall, to the extent necessary to avoid the imposition of taxes under Code Section 409A(a)(2)(B)(i), be delayed until the expiration of the six-month period immediately following such “separation from service” (or, if earlier, until the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award agreement) on the day that immediately follows the end of such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award that are, by their terms, payable more than six months following the Participant’s “separation from service” shall be paid at the time or times such payments are otherwise scheduled to be made.
(g)Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as an Administrator, director, officer, other employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be granted or delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising out of any act or omission to act concerning this Plan unless arising out of such person’s own fraud or bad faith.
(h)Lock-Up Period. The Company may, at the request of any representative of the underwriters (the “Managing Underwriter”) or otherwise, in connection with any registration of the offering of any securities of the Company under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any shares of Common Stock or other securities of the

Company during a period of up to one hundred eighty days following the effective date of a registration statement of the Company filed under the Securities Act.
(i)Right of First Refusal.
(i)Before any shares of Common Stock held by a Participant or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (each, a “Transfer”), the Company or its assignee(s) shall have a right of first refusal to purchase the shares of Common Stock proposed to be Transferred on the terms and conditions set forth in this Section 10(i) (the “Right of First Refusal”). In the event that the Company’s charter, bylaws and/or a stockholders’ agreement applicable to the shares of Common Stock contain a right of first refusal with respect to the shares of Common Stock, such right of first refusal shall apply to the shares of Common Stock to the extent such provisions are more restrictive than the Right of First Refusal set forth in this Section 10(i) and the Right of First Refusal set forth in this Section 10(i) shall not in any way restrict the operation of the Company’s charter, bylaws or the operation of any applicable stockholders’ agreement.
(ii)In the event any Holder desires to Transfer any shares of Common Stock, the Holder shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s bona fide intention to sell or otherwise Transfer such shares of Common Stock; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of shares of Common Stock to be Transferred to each Proposed Transferee; and (D) the price for which the Holder proposes to Transfer the shares of Common Stock (the “Offered Price”), and the Holder shall offer such shares of Common Stock at the Offered Price to the Company or its assignee(s).
(iii)Within twenty-five days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the shares of Common Stock proposed to be Transferred to any one or more of the Proposed Transferees by delivery of a written exercise notice to the Holder (a “Company Notice”). The purchase price (“Purchase Price”) for the shares of Common Stock repurchased under this Section 10(i) shall be the Offered Price.
(iv)Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check or wire transfer), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof, within five days after delivery of the Company Notice or in the manner and at the times mutually agreed to by the Company and the Holder. Should the Offered Price specified in the Notice be payable in property other than cash, the Company or its assignee shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property, as determined by the Administrator.
(v)If all or a portion of the shares of Common Stock proposed in the Notice to be Transferred are not purchased by the Company and/or its assignee(s) as provided in this Section 10(i), then the Holder may sell or otherwise Transfer such shares of Common Stock to that Proposed Transferee at the Offered Price or at a higher price; provided that such sale or other Transfer is consummated within sixty days after the date of the Notice; and provided, further, that any such sale or other Transfer is effected in accordance with any Applicable Laws and the Proposed Transferee agrees in writing that the provisions of this Plan and the applicable Award Agreement and any other applicable agreements governing the shares of Common Stock to be Transferred shall continue to apply to the shares of Common Stock in the hands of such Proposed Transferee. If the shares of Common Stock described in the Notice are not Transferred to the

Proposed Transferee within such sixty-day period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal, as provided herein, before any shares of Common Stock held by the Holder may be sold or otherwise Transferred.
(vi)Anything to the contrary contained in this Section 10(i) notwithstanding and to the extent permitted by the Administrator, the Transfer of any or all of the shares of Common Stock during a Participant’s lifetime or upon a Participant’s death by will or intestacy to the Participant’s Immediate Family or a trust for the benefit of the Participant’s Immediate Family shall be exempt from the Right of First Refusal. As used herein, “Immediate Family” shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the shares of Common Stock so Transferred subject to the provisions of this Plan (including the Right of First Refusal), the applicable Award Agreement and any other applicable agreements governing the shares of Common Stock to be Transferred, and there shall be no further Transfer of such shares of Common Stock except in accordance with the terms of this Section 10(i) (or otherwise as expressly provided under the Plan).
(vii)The Right of First Refusal shall terminate as to all shares of Common Stock if the Company becomes a Publicly Listed Company upon such occurrence.
(j)Company Call Right.
(i)The Company shall have the right to purchase from the Participant, or the Participant’s beneficiary or personal representative, as the case may be, any or all of the Common Stock owned by the Participant as of the date of the Company’s exercise of its purchase right under this Section 10(j) (the “Call Right”) at a price equal to the Fair Market Value of the Common Stock on the date on which the closing of the Call Right occurs, but there is no intention to exercise the Call Right within six months following the date of issuance of any Shares under the Plan.
(ii)The Company may exercise the Company Call Right by delivering personally or by registered mail to the Participant (or his beneficiary or legal representative, as the case may be) a notice in writing indicating the Company’s intention to exercise the Company Call Right and setting forth a date for closing not later than thirty days from the mailing of such notice. The closing shall take place at the Company’s offices. At the closing, the holder of the certificates for the Common Stock being purchased shall deliver the stock certificate or certificates evidencing the Common Stock, and the Company shall deliver the purchase price therefor.
(iii)At its option, the Company may elect to make payment for the Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Participant stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office. Payment of the purchase price shall be made, at the option of the Company or its assignee(s), in cash (by check or wire transfer), by cancellation of all or a portion of any outstanding indebtedness of the Participant to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof, at the closing.
(iv)If the Company does not elect to exercise the Company Call Right conferred above by giving the requisite notice within ninety days following the date on which a Participant ceases to be a Service Provider, the Company Call Right shall terminate.

(v)The Company Call Right shall terminate as to all Common Stock if the Company becomes a Publicly Listed Company or upon a Change in Control.
(k)Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this paragraph by and among, as applicable, the Company and its subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Company and its subsidiaries and affiliates may hold certain personal information about a Participant, including but not limited to, the Participant’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares of stock held in the Company or any of its subsidiaries and affiliates, details of all Awards, in each case, for the purpose of implementing, managing and administering the Plan and Awards (the “Data”). The Company and its subsidiaries and affiliates may transfer the Data amongst themselves as necessary for the purpose of implementation, administration and management of a Participant’s participation in the Plan, and the Company and its subsidiaries and affiliates may each further transfer the Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. Through acceptance of an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Common Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws his or her consents as described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.
(l)Severability. In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.
(m)Governing Documents. In the event of any contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company or any Subsidiary of the Company that has been approved by the Administrator, the terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan shall not apply.
(n)Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding choice- of-law principles of the law of any state that would require the application of the laws of a jurisdiction other than such state.

(o)Restrictions on Shares; Claw-Back Provisions. Shares of Common Stock acquired in respect of Awards shall be subject to such terms and conditions as the Administrator shall determine, including, without limitation, restrictions on the transferability of shares of Common Stock, the right of the Company to repurchase shares of Common Stock, the right of the Company to require that shares of Common Stock be transferred in the event of certain transactions, tag-along rights, bring-along rights, redemption and co-sale rights and voting requirements. Such terms and conditions may be additional to those contained in the Plan and may, as determined by the Administrator, be contained in the applicable Award Agreement or in an exercise notice, stockholders’ agreement or in such other agreement as the Administrator shall determine, in each case in a form determined by the Administrator. The issuance of such shares of Common Stock shall be conditioned on the Participant’s consent to such terms and conditions and the Participant’s entering into such agreement or agreements. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by Participant upon any receipt or exercise of any Award or upon the receipt or resale of any shares of Common Stock underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement. Notwithstanding the foregoing, it shall be a condition to the issuance of any shares of Common Stock pursuant to an Award under this Plan that the Participant shall agree in writing to be bound by the terms and conditions of, and become a party to, any stockholders’ agreement of the Company.
(p)Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
(q)Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan and all Awards granted hereunder shall be administered only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by Applicable Laws, the Plan and all Award Agreements shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
11.Definitions. As used in the Plan, the following words and phrases shall have the following meanings:
(a)“Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.
(b)“Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted or issued under the Plan.
(c)“Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards.
(d)“Award Agreement” means a written or electronic agreement evidencing an Award, which agreements may be in electronic medium and shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with and subject to the terms and conditions of the Plan.
(e)“Board” means the Board of Directors of the Company.
(f)“Cause,” with respect to a Participant, means “Cause” (or any term of similar effect) as defined in such Participant’s employment agreement with the Company if such an agreement exists and contains a definition of Cause (or term of similar effect), or, if no such agreement exists or such agreement does not contain a definition of Cause (or term of similar effect), then Cause shall include, but not be limited to: (i) the Participant’s unauthorized use or disclosure of confidential information or trade secrets of the Company or any material breach of a written agreement between the Participant and the Company, including without limitation a material breach of any employment, confidentiality, non- compete, non-solicit or similar agreement; (ii) the Participant’s commission of, indictment for or the entry of a plea of guilty or nolo contendere by the Participant to, a felony under the laws of the United States or any state thereof or any crime involving dishonesty or moral turpitude (or any similar crime in any jurisdiction outside the United States); (iii) the Participant’s gross negligence or willful misconduct or the Participant’s willful or repeated failure or refusal to substantially perform assigned duties; (iv) any act of fraud, embezzlement, material misappropriation or dishonesty committed by the Participant against the Company; or (v) any acts, omissions or statements by a Participant which the Company reasonably determines to be materially detrimental or damaging to the reputation, operations, prospects or business relations of the Company.
(g)“Change in Control” means (i) a merger or consolidation of the Company with or into any other corporation or other entity or person, (ii) a sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company’s assets, or (iii) any other transaction, including the sale by the Company of new shares of its capital stock or a transfer of existing shares of capital stock of the Company, the result of which is that a third party that is not an affiliate of the Company or its stockholders (or a group of third parties not affiliated with the Company or its stockholders) immediately prior to such transaction acquires or holds capital stock of the Company representing a majority of the Company’s outstanding voting power immediately following such transaction; provided that the following events shall not constitute a “Change in Control”: (A) a transaction (other than a sale of all or substantially all of the Company’s assets) in which the holders of the voting securities of the Company immediately prior to the merger or consolidation hold, directly or indirectly, at least a majority of the voting securities in the successor corporation or its parent immediately after the merger or consolidation; (B) a sale, lease, exchange or other transaction in one transaction or a series of related transactions of all or substantially all of the Company’s assets to an affiliate of the Company; (C) an initial public offering of any of the Company’s securities; (D) a reincorporation of the Company solely to change its jurisdiction; or (E) a transaction undertaken for the primary purpose of creating a holding company that will be owned in substantially the same proportion by the persons who held the Company’s securities immediately before such transaction. Notwithstanding the foregoing, if a Change in Control would give rise to a payment or settlement event with respect to any Award that constitutes “nonqualified deferred compensation,” the transaction or event constituting the Change in Control must also constitute a “change in control event” (as defined in Treasury Regulation §1.409A-3(i)(5)) in order to give rise to the payment or settlement event for such Award, to the extent required by Section 409A.
(h)“Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

(i)“Committee” means one or more committees or subcommittees of the Board, which may be comprised of one or more directors and/or executive officers of the Company, in either case, to the extent permitted in accordance with Applicable Laws.
(j)“Common Stock” means the common stock of the Company.
(k)“Company” means ZipRecruiter, Inc., a Delaware corporation, or any successor thereto. Except where the context otherwise requires, the term “Company” includes any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a significant interest, as determined by the Administrator.
(l)“Consultant” means any person, including any advisor, engaged by the Company or a parent or subsidiary of the Company to render services to such entity.
(m)“Designated Beneficiary” means the beneficiary or beneficiaries designated, in a manner determined by the Administrator, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or incapacity In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.
(n)“Director” means a member of the Board.
(o)“Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as it may be amended from time to time.
(p)“Dividend Equivalents” means a right granted to a Participant pursuant to Section 6(d)(3) hereof to receive the equivalent value (in cash or shares of Common Stock) of dividends paid on shares of Common Stock.
(q)“Employee” means any person, including officers and Directors, employed by the Company (within the meaning of Section 3401(c) of the Code) or any parent or subsidiary of the Company.
(r)“Equity Restructuring” means, as determined by the Administrator, a non- reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities of the Company) and causes a change in the per share value of the Common Stock underlying outstanding Awards.
(s)“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(t)“Fair Market Value” means, as of any date, the value of Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange, its Fair Market Value shall be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the first market trading day immediately prior to such date during which a sale occurred, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; (ii) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the last sales price on such date, or if no sales occurred on such date, then on the date immediately prior to such date on which sales prices are reported, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (iii) in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined by the Administrator.

(u)“Incentive Stock Option” means an “incentive stock option” as defined in Section 422 of the Code.
(v)“Non-Qualified Stock Option” means an Option that is not intended to be or otherwise does not qualify as an Incentive Stock Option.
(w)“Option” means an option to purchase Common Stock.
(x)“Other Stock-Based Awards” means other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property.
(y)“Participant” means a Service Provider who has been granted an Award under the Plan.
(z)“Plan” means this Amended and Restated 2014 Equity Incentive Plan.
(aa)“Publicly Listed Company” means that the Company or its successor (i) is required to file periodic reports pursuant to Section 12 of the Exchange Act and (ii) the Common Stock is listed on one or more National Securities Exchanges (within the meaning of the Exchange Act) or is quoted on NASDAQ or a successor quotation system.
(bb)    “Restricted Stock” means Common Stock awarded to a Participant pursuant to Section 6 hereof that is subject to certain vesting conditions and other restrictions.
(cc)    “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one share of Common Stock or an amount in cash or other consideration determined by the Administrator equal to the value thereof as of such payment date, which right may be subject to certain vesting conditions and other restrictions.
(dd)    “Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.
(ee)    “Securities Act” means the Securities Act of 1933, as amended from time to time.
(ff)    “Service Provider” means an Employee, Consultant or Director.
(gg)    “Termination of Service” means the date the Participant ceases to be a Service Provider.

ZIPRECRUITER, INC.
AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN
CALIFORNIA SUPPLEMENT
The Administrator has adopted this supplement for purposes of satisfying the requirements of Section 25102(o) of the California Corporations Code and the regulations issued thereunder (“Section 25102(o)”). Notwithstanding anything to the contrary contained in the Plan and except as otherwise determined by the Administrator, the provisions set forth in this supplement shall apply to all Awards granted under the Plan to a Participant who is a resident of the State of California on the date of grant (a “California Participant”) and which are intended to be exempt from registration in California pursuant to Section 25102(o). This supplement shall not apply to Awards granted to California Participants or after the date on which the Company becomes a Publicly Listed Company. Definitions in the Plan are applicable to this supplement.
1.Additional Limitations On Options.
(a)Maximum Duration of Options. No Options granted to California Participants will be granted for a term in excess of 10 years.
(b)Minimum Exercise Period Following Termination. Unless a California Participant’s Service Provider relationship is terminated for Cause, in the event of termination of such Participant’s Service Provider relationship, to the extent required by Applicable Laws, he or she shall have the right to exercise an Option, to the extent that he or she was otherwise entitled to exercise such Option on the date employment terminated, as follows: (i) at least six months from the date of termination, if termination was caused by such Participant’s death or Disability and (ii) at least 30 days from the date of termination, if termination was caused other than by such Participant’s death or Disability.
2.Additional Limitations For Restricted Stock Awards, Restricted Stock Units and Other Stock-Based Awards. The terms of all Restricted Stock Awards, Restricted Stock Units and Other Stock- Based Awards granted to California Participants shall comply, to the extent applicable, with Section 260.140.41 or Section 260.140.42 of the California Code of Regulations.
3.Adjustments. The Administrator will make such adjustments to an Award held by a California Participant as may be required by Section 260.140.41 or Section 260.140.42 of the California Code of Regulations.
4.Additional Requirement To Provide Information To California Participants. To the extent required by Section 260.140.46 of the California Code of Regulations, the Company shall provide to each California Participant and to each California Participant who acquires Common Stock pursuant to the Plan, not less frequently than annually, copies of annual financial statements (which need not be audited). The Company shall not be required to provide such statements to key persons whose duties in connection with the Company assure their access to equivalent information. In addition, this information requirement shall not apply to the Plan to the extent that it complies with all conditions of Rule 701 of the Securities Act (“Rule 701”) as determined by the Administrator; provided that for purposes of determining such compliance, any registered domestic partner shall be considered a “family member” as that term is defined in Rule 701.
5.Stockholder Approval; Additional Limitations On Timing Of Awards. The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the
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Board’s adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided that no Award granted to a California Participant shall become exercisable, vested or realizable, as applicable to such Award, unless the Plan has been approved by the Company’s stockholders within twelve months before or after the date the Plan was adopted by the Administrator; and provided, further, that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan to California Participants shall thereupon be canceled and become null and void.
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ZIPRECRUITER, INC.
AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN
STOCK OPTION GRANT NOTICE AND
STOCK OPTION AGREEMENT
ZipRecruiter, Inc. (the “Company”), pursuant to its Amended and Restated 2014 Equity Incentive Plan (the “Plan”), which Plan includes, in respect of UK Participants, as defined therein, the Sub-Plan) hereby grants to Participant an Option to purchase the number of shares of the Company’s Common Stock (referred to herein as “Shares”) set forth below. This Option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Grant Notice (“Grant Notice”) and the Agreement.

Participant:	As described on Carta
Grant Date:	As described on Carta
Vesting Commencement Date:	As described on Carta
Exercise Price per Share:	As described on Carta
Total Number of Shares Subject to Option:	As described on Carta
Expiration Date:	As described on Carta
Type of Option:	As described on Carta
Vesting Schedule	As described on Carta
By Participant’s acceptance of this Option, Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and this Grant Notice. Participant has reviewed the Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Agreement and the Plan. By acceptance of this Option, Participant agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan or the Agreement.
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EXHIBIT A
TO STOCK OPTION GRANT NOTICE
STOCK OPTION AGREEMENT
Pursuant to the Grant Notice to which this Agreement is attached, the Company has granted to Participant an Option under the Plan to purchase the number of Shares indicated in the Grant Notice.
1.Grant of Option. In consideration of Participant’s past and/or continued employment with or service to the Company and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice, the Company irrevocably grants to Participant an Option to purchase any part or all of an aggregate of the number of Shares set forth in the Grant Notice at the Exercise Price per Share set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement.
2.Vesting. The Option shall become vested in such amounts and at such times as are set forth in the vesting schedule in the Grant Notice. The installments provided for in the vesting schedule are cumulative. No portion of the Option which has not become vested at the date Participant incurs a Termination of Service shall thereafter become vested, except as may be otherwise provided by the Administrator or as set forth in another written agreement between the Company and Participant.
3.Exercise.
(a)Duration of Exercisability. Any vested portion of the Option may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 4.
(b)Person Eligible to Exercise. During the lifetime of Participant, only Participant may exercise the Option or any portion thereof. After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 4, be exercised by Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then Applicable Laws of descent and distribution.
(c)Manner of Exercise. The Option, or any portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary’s office, or such other place as may be determined by the Administrator, including pursuant to an electronic acceptance platform established and maintained by the Company or another third party designated by the Company, of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 4:
(i)A written exercise notice in substantially in the form attached as Exhibit B to the Grant Notice (or such other form as is prescribed by the Administrator, which may be an electronic form) (the “Exercise Notice”) signed by Participant or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such Exercise Notice complying with all applicable rules established by the Administrator; and
(ii)Subject to Section 5(f) of the Plan, full payment for the Shares with respect to which the Option or portion thereof is exercised by:
(A)Cash or check, payable to the order of the Company; or
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(B)With the consent of the Administrator, surrendering shares of Common Stock then issuable upon exercise of the Option valued at their Fair Market Value on the date of exercise; or
(C)On and after the date the Company becomes a Publicly Listed Company, through the (A) delivery by Participant to the Company of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (B) delivery by Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or
(D)With the consent of the Administrator, any other form of payment permitted under Section 5(f) of the Plan; or
(E)any combination of the above permitted forms of payment; and
(iii)Subject to Section 9(e) of the Plan, full payment for any applicable withholding taxes (including without limitation any sums due pursuant to any Option Tax Liability and (if applicable) Secondary NIC Liability, as such terms are defined in the Sub- Plan) in cash or by check or in the form of consideration permitted by the Administrator for the payment of the exercise price pursuant to Section 3(c)(ii) above or pursuant to Section 3(d) below, which, following the date the Company becomes a Publicly Listed Company shall include the method provided for in Section 3(c)(ii)(C) above; and
(iv)In the event the Option or portion thereof shall be exercised pursuant to Section 3.1 by any person or persons other than Participant, appropriate proof of the right of such person or persons to exercise the Option.
(v)If so requested by the Committee, the Participant shall enter into a Section 431 Election (as defined in the Sub-Plan) with respect to any shares of Common Stock acquired pursuant to the exercise of the Option and shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign tax obligations (including, but not limited to, any sums due pursuant to any Option Tax Liability and (if applicable) Secondary NIC Liability) with respect to such acquisition upon the making of such election. If the Participant is required to make a Section 431 Election such election shall be made within 14 days following the acquisition of the shares of Common Stock.
(d)Tax Withholding. The Company shall have the authority and the right to deduct or withhold, or require Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including Participant’s employment tax obligation together with any sums due pursuant to any Option Tax Liability and (if applicable) Secondary NIC Liability) required by law to be withheld with respect to any taxable event concerning Participant arising as a result of the Option or otherwise under this Agreement, including, without limitation, the authority to deduct such amounts from other compensation payable to Participant by the Company.
(e)Fractional Shares. The Option may only be exercised for whole shares of Common Stock. Any fractional Shares shall be rounded down to the nearest whole share.
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4.Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:
(a)The Expiration Date set forth in the Grant Notice;
(b)The expiration of three months following the date of Participant’s Termination of Service, unless such Termination of Service occurs by reason of Participant’s death or Disability or Participant’s discharge by the Company for Cause;
(c)The expiration of one year following the date of Participant’s Termination of Service by reason of Participant’s death or Disability;
(d)The date of Participant’s Termination of Service as a result of Participant’s discharge by the Company for Cause; or
(e)With respect to any unvested portion of the Option, the date that is thirty days following Participant’s Termination of Service for any reason other than as a result of Participant’s discharge by the Company for Cause, or such shorter period as may be determined by the Administrator.
Participant acknowledges that an Incentive Stock Option exercised more than three months after Participant’s termination of status as an Employee, other than by reason of death or Disability, will be taxed as a Non-Qualified Stock Option.
5.Transferability. The Option shall not be sold, assigned, transferred, pledged or otherwise encumbered by Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, the Option shall be exercisable only by the Participant.
6.Bylaws Restrictions. Participant and any transferee of the Shares agree that the Shares and any interest therein are subject to the right of first refusal and any and all restrictions on transfer set forth in the Company’s Amended and Restated Bylaws, as it may be amended from time to time (the “Bylaws”).
7.Restrictive Legends and Stop-Transfer Orders.
(a)Legends. Participant understands and agrees that the Company shall cause any certificates, including electronic certificates, issued evidencing the Shares to have the legends set forth below or legends substantially equivalent thereto, together with any other legends that may be required by Applicable Laws:
THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY
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WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.
THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AND REPURCHASE RIGHT SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES SUBJECT TO SUCH REPURCHASE OPTION IS VOID WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF THE COMPANY.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER AS PROVIDED IN THE BYLAWS OF THE COMPANY.
(b)Stop Transfer Orders. Participant agrees that, in order to ensure compliance with the restrictions referred to in the Plan, this Agreement and the Bylaws, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)Impermissible Transfers Void. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the Bylaws or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
8.Taxes. Participant understands that Participant may suffer adverse tax and national insurance consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s tax liability that may arise as a result of the transactions contemplated by this Agreement.
9.Miscellaneous.
(a)No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or this Agreement.
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(b)Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office or to the then-current email address for the Secretary of the Company, and any notice to be given to Participant shall be addressed to Participant at the most-recent physical or email address for Participant listed in the Company’s personnel records. By a notice given pursuant to this Section 9(b), either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Participant shall, if Participant is then deceased, be given to the person entitled to exercise his or her Option by written notice under this Section 9(b). Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.
(c)Successors and Assigns. The Company may assign any of its rights under this Agreement and the Exercise Notice to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.
(d)Severability. In the event any portion of the Plan or this Agreement or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan and this Agreement, and the Plan and this Agreement shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.
(e)Entire Agreement; Governing Documents. The Plan (including the Sub-Plan), the Grant Notice and this Agreement (including all Exhibits thereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. In the event of any contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company that has been approved by the Administrator, the terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan shall not apply.
(f)Governing Law. The provisions of the Plan and all Awards made thereunder, including the Option, shall be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding choice-of-law principles of the law of any state that would require the application of the laws of a jurisdiction other than such state.
(g)Titles and Headings. The titles and headings of the Sections in this Agreement are for convenience of reference only and, in the event of any conflict, the text of this Agreement, rather than such titles or headings, shall control.
6

EXHIBIT B
TO STOCK OPTION GRANT NOTICE
FORM OF EXERCISE NOTICE
Effective as of [as described on Carta], the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase [as described on Carta] Shares of ZipRecruiter, Inc. (the “Company”) under and pursuant to the ZipRecruiter, Inc. 2014 Equity Incentive Plan (the “Plan”) and the Stock Option Grant Notice and Stock Option Agreement dated [as described on Carta] (the “Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Agreement.

Grant Date:	As described on Carta
Number of Shares as to which Option is Exercised:	As described on Carta
Exercise Price per Share:	As described on Carta
Total Exercise Price:	As described on Carta
Electronic certificate to be issued in name of:	As described on Carta
Cash Payment delivered herewith:	As described on Carta (Representing the full Exercise Price for the Shares, as well as any applicable withholding tax)
Type of Option:	As described on Carta
1.Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Agreement. Participant agrees to abide by and be bound by their terms and conditions. Participant further acknowledges that it is a condition to the issuance of the Shares to Participant upon exercise of the Option listed above that Participant agree to be bound by the terms and conditions of, and become a party to, any stockholders’ agreement of the Company. Participant hereby agrees to be so bound and to execute any additional documents as may be deemed necessary or advisable by the Company in order to effectuate the foregoing agreement.
2.Tax Consultation. Participant understands that Participant may suffer adverse tax and national insurance consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.
3.Participant Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), on the Exercise Date, the Participant shall, if required by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company any other representations necessary or appropriate, in the judgment of the Administrator, to comply with Applicable Law. Participant hereby makes the following certifications and representations with respect to the Shares listed above:
(a)Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Participant is acquiring these Shares for investment for Participant’s own
7

account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act. The Participant hereby acknowledges that the Participant has had ample opportunity to ask questions of the Company’s representatives concerning this investment. Participant has had a preexisting personal or business relationship with the Company and/or certain of its officers and/or directors of a nature and duration sufficient to make the Participant aware of the character, business acumen and general business and financial circumstances of the Company and/or such officers and directors. By reason of the Participant’s business or financial experience, the Participant is capable of evaluating the merits and risks of this investment, and the Participant has the ability to protect his/her own interests in this transaction.
(b)Participant acknowledges and understands that the Shares constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, the Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if the Participant’s representation was predicated solely upon a present intention to hold these Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Shares, or for a period of one year or any other fixed period in the future. Participant understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Shares. Participant understands that the electronic certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under Applicable Laws.
(c)Participant is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. The Shares may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Shares; and (iii) in the case of the sale of Shares by an affiliate, the satisfaction of certain conditions set forth in Rule 144.
(d)The Participant hereby acknowledges that at no time (a) has the Participant or any of its officers, directors, employees or other agents, been presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale or purchase of the Shares, whether or not such advertising or solicitation was received directly from the Company or indirectly from a broker, finder or other person or entity, nor (b) has the Participant or any of its officers, directors, employees or other agents attended any public meeting or seminar concerning an investment in the Shares.
(e)The Participant is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act (i.e., (a) a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000 (excluding the value of such person’s primary residence), (b) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those two years and has a reasonable expectation of reaching the same income level in the current year, (c) a corporation, limited liability company or partnership having total assets in excess
8

of $5,000,000 that was not formed for the purpose of investing in the Company pursuant to the Exercise Notice or (d) otherwise meets the requirements for an “accredited investor” under Regulation D promulgated by the Securities and Exchange Commission under the Securities Act) as attached hereto as Annex A.
(f)Participant further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.
(g)Participant acknowledges that the Shares remain subject to the Company’s right of first refusal and certain transfer restrictions all in accordance with the Agreement and the Company’s Amended and Restated Bylaws, as it may be amended from time to time.
4.Notices. Any notice required or permitted hereunder shall be given in accordance with the provisions set forth in Section 9(b) of the Agreement.
5.Entire Agreement. The Plan (including the Sub-Plan) and Agreement are incorporated herein by reference. This Notice, the Plan and the Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.
Exercise of the Option through an online or electronic system established and maintained by the Company or another third party designated by the Company shall be deemed to be Participant’s agreement to and acceptance of the terms and conditions of this Exercise Notice.

ACCEPTED BY: ZIPRECRUITER, INC.	SUBMITTED BY PARTICIPANT:

By:	By:
Print Name:	Print Name:
Title:
9

ZIPRECRUITER, INC.
AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN
STOCK OPTION GRANT NOTICE AND
STOCK OPTION AGREEMENT
ZipRecruiter, Inc. (the “Company”), pursuant to its Amended and Restated 2014 Equity Incentive Plan (the “Plan”), hereby grants to Participant an Option to purchase the number of shares of the Company’s Common Stock (referred to herein as “Shares”) set forth below. This Option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Grant Notice (“Grant Notice”) and the Agreement.

Participant:	As described on Carta
Grant Date:	As described on Carta
Vesting Commencement Date:	As described on Carta
Exercise Price per Share:	As described on Carta
Total Number of Shares Subject to Option:	As described on Carta
Expiration Date:	As described on Carta
Type of Option:	As described on Carta
Vesting Schedule	As described on Carta
By Participant’s acceptance of this Option, Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and this Grant Notice. Participant has reviewed the Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Agreement and the Plan. By acceptance of this Option, Participant agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan or the Agreement.
1

EXHIBIT A
TO STOCK OPTION GRANT NOTICE
STOCK OPTION AGREEMENT
Pursuant to the Grant Notice to which this Agreement is attached, the Company has granted to Participant an Option under the Plan to purchase the number of Shares indicated in the Grant Notice.
1.Grant of Option. In consideration of Participant’s past and/or continued employment with or service to the Company and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice, the Company irrevocably grants to Participant an Option to purchase any part or all of an aggregate of the number of Shares set forth in the Grant Notice at the Exercise Price per Share set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement.
2.Vesting. The Option shall become vested in such amounts and at such times as are set forth in the vesting schedule in the Grant Notice. The installments provided for in the vesting schedule are cumulative. No portion of the Option which has not become vested at the date Participant incurs a Termination of Service shall thereafter become vested, except as may be otherwise provided by the Administrator or as set forth in another written agreement between the Company and Participant.
3.Exercise.
(a)Duration of Exercisability. Any vested portion of the Option may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 4.
(b)Person Eligible to Exercise. During the lifetime of Participant, only Participant may exercise the Option or any portion thereof. After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 4, be exercised by Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then Applicable Laws of descent and distribution.
(c)Manner of Exercise. The Option, or any portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary’s office, or such other place as may be determined by the Administrator, including pursuant to an electronic acceptance platform established and maintained by the Company or another third party designated by the Company, of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 4:
(i)A written exercise notice in substantially in the form attached as Exhibit B to the Grant Notice (or such other form as is prescribed by the Administrator, which may be an electronic form) (the “Exercise Notice”) signed by Participant or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such Exercise Notice complying with all applicable rules established by the Administrator; and
(ii)Subject to Section 5(f) of the Plan, full payment for the Shares with respect to which the Option or portion thereof is exercised by:
(A)Cash or check, payable to the order of the Company; or
1

(B)With the consent of the Administrator, surrendering shares of Common Stock then issuable upon exercise of the Option valued at their Fair Market Value on the date of exercise; or
(C)On and after the date the Company becomes a Publicly Listed Company, through the (A) delivery by Participant to the Company of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (B) delivery by Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or
(D)With the consent of the Administrator, any other form of payment permitted under Section 5(f) of the Plan; or
(E)any combination of the above permitted forms of payment; and
(iii)Subject to Section 9(e) of the Plan, full payment for any applicable withholding taxes in cash or by check or in the form of consideration permitted by the Administrator for the payment of the exercise price pursuant to Section 3(c)(ii) above or pursuant to Section 3(d) below, which, following the date the Company becomes a Publicly Listed Company shall include the method provided for in Section 3(c)(ii)(C) above; and
(iv)In the event the Option or portion thereof shall be exercised pursuant to Section 3.1 by any person or persons other than Participant, appropriate proof of the right of such person or persons to exercise the Option.
(d)Tax Withholding. The Company shall have the authority and the right to deduct or withhold, or require Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including Participant’s employment tax obligation) required by law to be withheld with respect to any taxable event concerning Participant arising as a result of the Option or otherwise under this Agreement, including, without limitation, the authority to deduct such amounts from other compensation payable to Participant by the Company.
(e)Fractional Shares. The Option may only be exercised for whole shares of Common Stock. Any fractional Shares shall be rounded down to the nearest whole share.
4.Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:
(a)The Expiration Date set forth in the Grant Notice;
(b)The expiration of three months following the date of Participant’s Termination of Service, unless such Termination of Service occurs by reason of Participant’s death or Disability or Participant’s discharge by the Company for Cause;
(c)The expiration of one year following the date of Participant’s Termination of Service by reason of Participant’s death or Disability;
(d)The date of Participant’s Termination of Service as a result of Participant’s discharge by the Company for Cause; or
2

(e)With respect to any unvested portion of the Option, the date that is thirty days following Participant’s Termination of Service for any reason other than as a result of Participant’s discharge by the Company for Cause, or such shorter period as may be determined by the Administrator.
Participant acknowledges that an Incentive Stock Option exercised more than three months after Participant’s termination of status as an Employee, other than by reason of death or Disability, will be taxed as a Non-Qualified Stock Option.
5.Transferability. The Option shall not be sold, assigned, transferred, pledged or otherwise encumbered by Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, the Option shall be exercisable only by the Participant.
6.Bylaws Restrictions. Participant and any transferee of the Shares agree that the Shares and any interest therein are subject to the right of first refusal and any and all restrictions on transfer set forth in the Company’s Amended and Restated Bylaws, as it may be amended from time to time (the “Bylaws”).
7.Restrictive Legends and Stop-Transfer Orders.
(a)Legends. Participant understands and agrees that the Company shall cause any certificates, including electronic certificates, issued evidencing the Shares to have the legends set forth below or legends substantially equivalent thereto, together with any other legends that may be required by Applicable Laws:
THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.
THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AND REPURCHASE RIGHT SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH
3

HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES SUBJECT TO SUCH REPURCHASE OPTION IS VOID WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF THE COMPANY.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS PROVIDED IN THE BYLAWS OF THE COMPANY.
(b)Stop Transfer Orders. Participant agrees that, in order to ensure compliance with the restrictions referred to in the Plan, this Agreement and the Bylaws, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)Impermissible Transfers Void. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the Bylaws or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
8.Taxes. Participant understands that Participant may suffer adverse tax as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s tax liability that may arise as a result of the transactions contemplated by this Agreement.
9.Miscellaneous.
(a)No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or this Agreement.
(b)Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office or to the then-current email address for the Secretary of the Company, and any notice to be given to Participant shall be addressed to Participant at the most-recent physical or email address for Participant listed in the Company’s personnel records. By a notice given pursuant to this Section 9(b), either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Participant shall, if Participant is then deceased, be given to the person entitled to exercise his or her Option by written notice under this Section 9(b). Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.
(c)Successors and Assigns. The Company may assign any of its rights under this Agreement and the Exercise Notice to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set
4

forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.
(d)Severability. In the event any portion of the Plan or this Agreement or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan and this Agreement, and the Plan and this Agreement shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.
(e)Entire Agreement; Governing Documents. The Plan, the Grant Notice and this Agreement (including all Exhibits thereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. In the event of any contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company that has been approved by the Administrator, the terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan shall not apply.
(f)Governing Law. The provisions of the Plan and all Awards made thereunder, including the Option, shall be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding choice-of-law principles of the law of any state that would require the application of the laws of a jurisdiction other than such state.
(g)Titles and Headings. The titles and headings of the Sections in this Agreement are for convenience of reference only and, in the event of any conflict, the text of this Agreement, rather than such titles or headings, shall control.
5

EXHIBIT B
STOCK OPTION GRANT NOTICE
FORM OF EXERCISE NOTICE
Effective as of [as described in Carta], the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase [as described in Carta] Shares of ZipRecruiter, Inc. (the “Company”) under and pursuant to the ZipRecruiter, Inc. Amended and Restated 2014 Equity Incentive Plan (the “Plan”) and the Stock Option Grant Notice and Stock Option Agreement dated [as described in Carta] (the “Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Agreement.

Grant Date:	As described on Carta
Number of Shares as to which Option is Exercised:	As described on Carta
Exercise Price per Share:	As described on Carta
Total Exercise Price:	As described on Carta
Electronic certificate to be issued in name of:	As described on Carta
Cash Payment delivered herewith:	As described on Carta
Type of Option:	As described on Carta
1.Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Agreement. Participant agrees to abide by and be bound by their terms and conditions. Participant further acknowledges that it is a condition to the issuance of the Shares to Participant upon exercise of the Option listed above that Participant agree to be bound by the terms and conditions of, and become a party to, any stockholders’ agreement of the Company. Participant hereby agrees to be so bound and to execute any additional documents as may be deemed necessary or advisable by the Company in order to effectuate the foregoing agreement.
2.Tax Consultation. Participant understands that Participant may suffer adverse tax and national insurance consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.
3.Participant Representations. Participant hereby makes the following certifications and representations with respect to the Shares listed above:
(a)Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Participant is acquiring these Shares for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.
(b)Participant acknowledges and understands that the Shares constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon
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a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. Participant understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Shares. Participant understands that the electronic certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under Applicable Laws.
(c)Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, ninety days thereafter (or such longer period as any market stand-off agreement may require) the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144.
(d)In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144.
(e)Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.
(f)Participant acknowledges that the Shares remain subject to the Company’s right of first refusal and certain transfer restrictions all in accordance with the Agreement and the Company’s Amended and Restated Bylaws, as it may be amended from time to time.
4.Notices. Any notice required or permitted hereunder shall be given in accordance with the provisions set forth in Section 9(b) of the Agreement.
5.Entire Agreement. The Plan and Agreement are incorporated herein by reference. This Notice, the Plan and the Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.
Exercise of the Option through an online or electronic system established and maintained by the Company or another third party designated by the Company shall be deemed to be Participant’s agreement to and acceptance of the terms and conditions of this Exercise Notice.
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ACCEPTED BY: ZIPRECRUITER, INC.	SUBMITTED BY PARTICIPANT:

By:	By:
Print Name:	Print Name:
Title:
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ZIPRECRUITER, INC.
AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN
STOCK OPTION GRANT NOTICE AND
STOCK OPTION AGREEMENT
ZipRecruiter, Inc. (the “Company”), pursuant to its Amended and Restated 2014 Equity Incentive Plan (the “Plan”), which Plan includes, in respect of UK Participants, as defined therein, the Sub-Plan) hereby grants to Participant an Option to purchase the number of shares of the Company’s Common Stock (referred to herein as “Shares”) set forth below. This Option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Grant Notice (“Grant Notice”) and the Agreement.

Participant:	As described on Carta
Grant Date:	As described on Carta
Vesting Commencement Date:	As described on Carta
Exercise Price per Share:	As described on Carta
Total Number of Shares Subject to Option:	As described on Carta
Expiration Date:	As described on Carta
Type of Option:	As described on Carta
Exercise Schedule:	As described on Carta
Vesting Schedule:	As described on Carta
By Participant’s acceptance of this Option, Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and this Grant Notice. Participant has reviewed the Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Agreement and the Plan. By acceptance of this Option, Participant agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan or the Agreement.
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EXHIBIT A
TO STOCK OPTION GRANT NOTICE
STOCK OPTION AGREEMENT
Pursuant to the Grant Notice to which this Agreement is attached, the Company has granted to Participant an Option under the Plan to purchase the number of Shares indicated in the Grant Notice.
1.Grant of Option. in consideration of participant’s past and/or continued employment with or service to the company and for other good and valuable consideration, effective as of the grant date set forth in the grant notice, the company irrevocably grants to participant an option to purchase any part or all of an aggregate of the number of shares set forth in the grant notice at the exercise price per share set forth in the grant notice, upon the terms and conditions set forth in the plan and this agreement.
2.Vesting. The Option shall become vested in such amounts and at such times as are set forth in the vesting schedule in the Grant Notice. The installments provided for in the vesting schedule are cumulative. No portion of the Option which has not become vested at the date Participant incurs a Termination of Service shall thereafter become vested, except as may be otherwise provided by the Administrator or as set forth in another written agreement between the Company and Participant.
3.Exercise.
(a)Exercisability. Any portion of the Option or the entire Option may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 4, provided that each unvested Share with respect to which the Option is exercised (each a “Restricted Share”) shall be subject to the Company Repurchase Right (as defined in Section 5 below) for so long as the Option shall remain unvested with respect to such Share under the terms of this Agreement. The Restricted Shares shall be released from the Company Repurchase Right as set forth in Section 5. For the avoidance of doubt, all Shares with respect to which the Option is exercised shall at all times be assumed to be Restricted Shares to the fullest extent possible under the terms of this Agreement, unless otherwise provided by the Administrator.
(b)Person Eligible to Exercise. During the lifetime of Participant, only Participant may exercise the Option or any portion thereof. After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 4, be exercised by Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then Applicable Laws of descent and distribution.
(c)Manner of Exercise. The Option, or any portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary’s office, or such other place as may be determined by the Administrator, including pursuant to an electronic acceptance platform established and maintained by the Company or another third party designated by the Company, of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 4:
(i)A written exercise notice in substantially in the form attached as Exhibit B to the Grant Notice (or such other form as is prescribed by the Administrator, which may be an A written exercise notice in substantially in the form attached as Exhibit electronic form) (the “Exercise Notice”) signed by Participant or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such Exercise Notice complying with all applicable rules established by the Administrator; and
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(ii)Subject to Section 5(f) of the Plan, full payment for the Shares with respect to which the Option or portion thereof is exercised by:
(A)Cash or check, payable to the order of the Company; or
(B)With the consent of the Administrator, surrendering shares of Common Stock then issuable upon exercise of the Option valued at their Fair Market Value on the date of exercise; or
(C)On and after the date the Company becomes a Publicly Listed Company, through the (A) delivery by Participant to the Company of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (B) delivery by Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or
(D)With the consent of the Administrator, any other form of payment permitted under Section 5(f) of the Plan; or
(E)any combination of the above permitted forms of payment; and
(iii)Subject to Section 9(e) of the Plan, full payment for any applicable withholding taxes in cash or by check or in the form of consideration permitted by the Administrator for the payment of the exercise price pursuant to Section 3(c)(ii) above or pursuant to Section 3(d) below, which, following the date the Company becomes a Publicly Listed Company shall include the method provided for in Section 3(c)(ii)(C) above; and
(iv)In the event the Option or portion thereof shall be exercised pursuant to Section 3.1 by any person or persons other than Participant, appropriate proof of the right of such person or persons to exercise the Option; and
(v)In the event the Option or portion thereof shall be exercised as to Restricted Shares, the following (collectively, the “Additional Documents”):
(A)the stock assignment duly endorsed in blank, attached as Exhibit C to the Grant Notice (the “Stock Assignment”), executed by Participant; and
(B)if Participant has a spouse of Participant, the Consent of Spouse attached as Exhibit D to the Grant Notice, executed by Participant’s spouse
(d)Tax Withholding. The Company shall have the authority and the right to deduct or withhold, or require Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including Participant’s employment tax obligation) required by law to be withheld with respect to any taxable event concerning Participant arising as a result of the Option or otherwise under this Agreement, including, without limitation, the authority to deduct such amounts from other compensation payable to Participant by the Company.
(e)Fractional Shares. The Option may only be exercised for whole shares of Common Stock. Any fractional Shares shall be rounded down to the nearest whole share.
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4.Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:
(a)The Expiration Date set forth in the Grant Notice;
(b)The expiration of three months following the date of Participant’s Termination of Service, unless such Termination of Service occurs by reason of Participant’s death or Disability or Participant’s discharge by the Company for Cause;
(c)The expiration of one year following the date of Participant’s Termination of Service by reason of Participant’s death or Disability;
(d)The date of Participant’s Termination of Service as a result of Participant’s discharge by the Company for Cause; or
(e)With respect to any unvested portion of the Option, the date that is thirty days following Participant’s Termination of Service for any reason other than as a result of Participant’s discharge by the Company for Cause, or such shorter period as may be determined by the Administrator.
Participant acknowledges that an Incentive Stock Option exercised more than three months after Participant’s termination of status as an Employee, other than by reason of death or Disability, will be taxed as a Non-Qualified Stock Option.
5.Company Repurchase Right.
(a)Company Repurchase Right. Upon Participant’s Termination of Service for any reason, the Company shall have the right and option to repurchase all of the Restricted Shares from Participant, or Participant’s transferee or legal representative, as the case may be, for a purchase price equal to the price per Share paid for such Restricted Shares (the “Company Repurchase Right”).
(b)Exercise of Company Repurchase Right. The Company may exercise the Company Repurchase Right by delivering to Participant (or his or her transferee or legal representative, as the case may be), within ninety days of the date of Participant’s Termination of Service, a written notice indicating the Company’s intention to exercise the Company Repurchase Right and setting forth a date for closing not later than thirty days from the issuance of such notice. The closing shall take place at the Company’s office. At the closing, the Company shall cause the electronic stock certificate(s) evidencing the Restricted Shares to be cancelled and the Company shall deliver the purchase price therefore. At its option, the Company may elect to make payment for the Restricted Shares to a bank selected by the Company. The Company shall avail itself of this option by a written notice to Participant stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office. If the Company does not elect to exercise the Company Repurchase Right by giving the requisite notice within ninety days following the date of Participant’s Termination of Service, the Company Repurchase Right shall terminate.
(c)Release of Restricted Shares. The Restricted Shares shall be released from the Company Repurchase Right upon vesting of the Option with respect to such Shares in accordance with the terms of this Agreement. For the avoidance of doubt, all Shares with respect to which the Option is exercised shall at all times be assumed to be Restricted Shares to the fullest extent possible under the terms of this Agreement, unless otherwise provided by the Administrator. Fractional Shares shall be rounded down to the nearest whole share.
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6.Escrow. To insure the availability for delivery of the Restricted Shares upon repurchase by the Company pursuant to the Company Repurchase Right, Participant appoints the Secretary of the Company, or such other person designated by the Administrator from time to time as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Restricted Shares, if any, repurchased by the Company pursuant to the Company Repurchase Right and shall, upon execution of the applicable Exercise Notice, consent to the delivery and deposit with the Secretary of the Company, or such other person designated by the Administrator from time to time, the electronic share certificate(s) representing the Restricted Shares, together with the Stock Assignment. The Restricted Shares and Stock Assignment shall be held by the Secretary, or such other person designated by the Administrator from time to time, in escrow, until the Company exercises the Company Repurchase Right, until such Restricted Shares are released from the Company Repurchase Right as set forth in Section 5 or until such time as this Agreement no longer is in effect. Upon release of the Restricted Shares from the Company’s Repurchase Right, the escrow agent shall be discharged of all further obligations hereunder. The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Restricted Shares in escrow and while acting in good faith and in the exercise of its judgment.
7.Transferability.
(a)Transferability of Option and Restricted Shares. Neither the Option nor the Restricted Shares shall be sold, assigned, transferred, pledged or otherwise encumbered by Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, the Option shall be exercisable only by the Participant.
(b)Transferees Subject to Restrictions. Any transferee of the Shares shall hold such Shares subject to all of the provisions hereof and the Plan and the Exercise Notice and Additional Documents executed by Purchaser with respect to such Shares.
8.Bylaws Restrictions. Participant and any transferee of the Shares agree that the Shares and any interest therein are subject to the right of first refusal and any and all restrictions on transfer set forth in the Company’s Amended and Restated Bylaws, as it may be amended from time to time (the “Bylaws”).
9.Rights as a Stockholder. Except as otherwise provided herein, upon exercise of the Option and the issuance of the Shares to Participant (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), Participant shall have all the rights of a stockholder with respect to the Restricted Shares, including the right to receive any cash or stock dividends or other distributions paid to or made with respect to the Restricted Shares, subject to the restrictions described in the following sentence, which restrictions shall lapse when the Restricted Shares are released from the Company Repurchase Right as set forth in Section 5. Unless otherwise provided by the Administrator, if any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the shares or other property will be subject to same restrictions on transferability as the Restricted Shares with respect to which they were paid and shall automatically be forfeited to the Company for no consideration in the event the Company exercises the Company Repurchase Right for the Restricted Shares with respect to which they were paid. In no event shall a dividend or distribution be paid with respect to Restricted Shares later than the end of the calendar year in which the dividends are paid to holders of Common Stock or, if later, the 15th day of the third month following the later of (a) the date the dividends are paid to holders of Common Stock and (b) the date the Restricted Shares with respect to which the dividends are paid vest. Participant shall enjoy rights as a stockholder until such time as Participant disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such
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exercise, Participant shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and the Company shall forthwith cause the certificate(s), if any issued, evidencing the Shares so purchased to be cancelled.
10.Restrictive Legends and Stop-Transfer Orders.
(a)Legends. Participant understands and agrees that the Company shall cause any certificates, including electronic certificates, issued evidencing the Shares to have the legends set forth below or legends substantially equivalent thereto, together with any other legends that may be required by Applicable Laws:
THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.
THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE SUBJECT TO REPURCHASE PURSUANT TO, AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH, THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. SUCH REPURCHASE AND/OR TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS PROVIDED IN THE BYLAWS OF THE COMPANY.
(b)Stop Transfer Orders. Participant agrees that, in order to ensure compliance with the restrictions referred to in the Plan, this Agreement and the Bylaws, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)Impermissible Transfers Void. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the Bylaws or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred. Any transfer or attempted transfer of the Option or any of the Restricted Shares not in accordance with the terms of this Agreement shall be void
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11.Taxes.
(a)Tax Consequences of Award. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s tax liability that may arise as a result of the transactions contemplated by this Agreement.
(b)Section 83(b) Election for Restricted Shares Purchased Pursuant to a Non-Qualified Stock Option. Participant acknowledges that, with respect to the exercise of a Non-Qualified Stock Option for Restricted Shares, unless an election is filed by Participant with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within thirty days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of taxable income to the Purchaser, measured by the excess, if any, of the Fair Market Value of the Shares, at the time the Company Repurchase Right lapses over the purchase price for the Shares. Participant represents that Participant has consulted any tax consultant(s) Participant deems advisable in connection with the purchase of the Shares or the filing of the election under Section 83(b) of the Code and similar tax provisions.
(c)Section 83(b) Election for Restricted Shares Purchased Pursuant to a Non-Qualified Stock Option. Participant acknowledges that, with respect to the exercise of a Non-Qualified Stock Option for Restricted Shares, unless an election is filed by Participant with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within thirty days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of taxable income to the Purchaser, measured by the excess, if any, of the Fair Market Value of the Shares, at the time the Company Repurchase Right lapses over the purchase price for the Shares. Participant represents that Participant has consulted any tax consultant(s) Participant deems advisable in connection with the purchase of the Shares or the filing of the election under Section 83(b) of the Code and similar tax provisions.
PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(B) OF THE CODE, EVEN IF PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PARTICIPANT’S BEHALF.
12.Miscellaneous.
(a)No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or this Agreement.
(b)Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office or to the then-current email address for the Secretary of the Company, and any notice to be given to
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Participant shall be addressed to Participant at the most-recent physical or email address for Participant listed in the Company’s personnel records. By a notice given pursuant to this Section 12(b), either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Participant shall, if Participant is then deceased, be given to the person entitled to exercise his or her Option by written notice under this Section 12(b). Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.
(c)Successors and Assigns. The Company may assign any of its rights under this Agreement and the Exercise Notice to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.
(d)Severability. I the event any portion of the Plan or this Agreement or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan and this Agreement, and the Plan and this Agreement shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.
(e)Entire Agreement; Governing Documents. The Plan, the Grant Notice and this Agreement (including all Exhibits thereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. In the event of any contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company that has been approved by the Administrator, the terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan shall not apply.
(f)Governing Law. The provisions of the Plan and all Awards made thereunder, including the Option, shall be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding choice-of-law principles of the law of any state that would require the application of the laws of a jurisdiction other than such state.
(g)Titles and Headings. The titles and headings of the Sections in this Agreement are for convenience of reference only and, in the event of any conflict, the text of this Agreement, rather than such titles or headings, shall control.
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EXHIBIT B
TO STOCK OPTION GRANT NOTICE
FORM OF EXERCISE NOTICE
Effective as of [as described in Carta] the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase [as described in Carta] Shares of ZipRecruiter, Inc. (the “Company”) under and pursuant to the ZipRecruiter, Inc. Amended and Restated 2014 Equity Incentive Plan (the “Plan”) and the Stock Option Grant Notice and Stock Option Agreement dated [as described in Carta] (the “Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Agreement.

Grant Date:	As described on Carta
Number of Shares as to which Option is Exercised:	As described on Carta
Exercise Price per Share:	As described on Carta
Total Exercise Price:	As described on Carta
Electronic certificate to be issued in name of:	As described on Carta
Cash Payment delivered herewith:	As described on Carta
Type of Option:	As described on Carta
1.Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Agreement. Participant agrees to abide by and be bound by their terms and conditions. Participant further acknowledges that it is a condition to the issuance of the Shares to Participant upon exercise of the Option listed above that Participant agree to be bound by the terms and conditions of, and become a party to, any stockholders’ agreement of the Company. Participant hereby agrees to be so bound and to execute any additional documents as may be deemed necessary or advisable by the Company in order to effectuate the foregoing agreement.
2.Tax Consultation. Participant understands that Participant may suffer adverse tax and national insurance consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.
3.Participant Representations. Participant hereby makes the following certifications and representations with respect to the Shares listed above:
(a)Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Participant is acquiring these Shares for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.
(b)Participant acknowledges and understands that the Shares constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon
1

a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. Participant understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Shares. Participant understands that the electronic certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under Applicable Laws.
(c)Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, ninety days thereafter (or such longer period as any market stand-off agreement may require) the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144.
(d)In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144.
(e)Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.
(f)Participant acknowledges that the Shares remain subject to the Company’s right of first refusal and certain transfer restrictions all in accordance with the Agreement and the Company’s Amended and Restated Bylaws, as it may be amended from time to time.
4.Notices. Any notice required or permitted hereunder shall be given in accordance with the provisions set forth in Section 12(b) of the Agreement.
5.Entire Agreement. The Plan (including the Sub-Plan) and Agreement are incorporated herein by reference. This Notice, the Plan and the Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.
Exercise of the Option through an online or electronic system established and maintained by the Company or another third party designated by the Company shall be deemed to be Participant’s agreement to and acceptance of the terms and conditions of this Exercise Notice.
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ACCEPTED BY: ZIPRECRUITER, INC.	SUBMITTED BY PARTICIPANT:

By:	By:
Print Name:	Print Name:
Title:
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EXHIBIT C
TO STOCK OPTION GRANT NOTICE
STOCK ASSIGNMENT
[See instructions below]
FOR VALUE RECEIVED I,_________________, hereby sell, assign and transfer unto__________the shares of the Common Stock of ZipRecruiter, Inc. registered in my name on the books of said corporation represented by Certificate No.______and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.
This Assignment Separate from Certificate may be used only in accordance with the Stock Option Grant Notice and Stock Option Agreement between ZipRecruiter, Inc. and the undersigned governing the option granted to the undersigned on__________.

Dated:

Signature:
INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Company Repurchase Right, as set forth in the Stock Option Grant Notice and Stock Option Agreement, without requiring additional signatures on the part of Purchaser.
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EXHIBIT D
TO STOCK OPTION GRANT NOTICE
CONSENT OF SPOUSE
I,_________________, spouse of________________, have read and approved the Stock Option Grant Notice and Stock Option Agreement governing the option granted to the undersigned on______, between my spouse and ZipRecruiter, Inc. In consideration of granting of the right to my spouse to purchase shares of ZipRecruiter, Inc. set forth in the Stock Option Grant Notice and Stock Option Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Stock Option Grant Notice and Stock Option Agreement and agree to be bound by the provisions of the Stock Option Grant Notice and Stock Option Agreement insofar as I may have any rights in said Stock Option Grant Notice and Stock Option Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the Stock Option Grant Notice and Stock Option Agreement or the exercise of the option granted thereunder.

Dated:

Signature:
INSTRUCTIONS: Please do not fill in the blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its “Repurchase Option,” as set forth in the Stock Option Grant Notice and Stock Option Agreement, without requiring additional signatures on the part of Participant.
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ZIPRECRUITER, INC.
AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK UNIT AWARD
AND RESTRICTED STOCK UNIT AGREEMENT
ZipRecruiter, Inc. (the “Company”), pursuant to its Amended and Restated 2014 Equity Incentive Plan (the “Plan”), pursuant to this Notice of Restricted Stock Unit Award (this “Notice of Grant”) grants to Participant an award of restricted stock units (“RSUs”) representing shares of the Company’s Common Stock (the “Shares”) subject to the terms and conditions of the Plan and the attached Restricted Stock Unit Agreement attached hereto as Exhibit A (the “Agreement”) under the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Grant Notice (“Grant Notice”) and the Agreement.

Participant:	As described on Carta
Grant Date:	As described on Carta
Vesting Commencement Date:	As described on Carta
Total Number of RSUs:	As described on Carta
Expiration Date:	As described on Carta
Vesting:
(a)Two-Tiered Vesting: Vesting of RSUs is conditioned on satisfaction of two vesting requirements before the Expiration Date or earlier termination of RSUs pursuant to the Plan or Agreement: a time- and service-based requirement (the “Time and Service Requirement”) and a liquidity-event requirement (the “Liquidity Event Requirement”), each as described below.
(1)Time and Service Requirement: For so long as Participant continues to be a Service Provider through each applicable date, the Time and Service Requirement will be satisfied as to (i) twenty-five percent (25%) of the Total Number of RSUs (as set forth above) subject to this award on the first anniversary of the Vesting Commencement Date, provided that the Initial Vesting Event has not occurred before such date, or 1/16 of the Total Number of RSUs for each Quarterly Vesting Date (as defined below) that occurred between the Vesting Commencement Date and Initial Vesting Event and (ii) an additional 1/16 of the Total Number of RSUs thereafter on each subsequent March 15, June 15, September 15 and December 15 (each, a “Quarterly Vesting Date”).
(2)Liquidity Event Requirement: The Liquidity Event Requirement will be satisfied on the earliest to occur of: (i) the first trading day following expiration of the “lockup” period applicable to the Company’s initial public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale by the Company of its equity securities (such initial public offering, the “IPO”), (ii) March 15 of the calendar year following the year in which the IPO was declared effective and (iii) a Change in Control (the earliest of these, the “Initial Vesting Event”).

(b)RSUs Vested at Initial Vesting Event. If at the time of the Initial Vesting Event Participant is not a Service Provider and did not meet the Time and Service Requirement with respect to any portion of the RSUs, then no portion of the RSUs shall vest. If at the time of the Initial Vesting Event, Participant is a Service Provider or has ceased to be a Service Provider but did meet the Time and Service Requirement with respect to any portion of the RSUs, then the RSUs shall vest as to the number of RSUs, if any, that have satisfied the Time and Service Requirement as of the Initial Vesting Event in accordance with clause (a)(1) above.
(c)RSUs Vested after Initial Vesting Event. If Participant is a Service Provider at the time of the Initial Vesting Event, then with respect to RSUs that have not vested as of such Initial Vesting Event under the preceding clause (b) above, vesting shall continue after the Initial Vesting Event in accordance with the Time and Service Requirement set forth in clause (a)(1) above (each subsequent vesting date, a “Subsequent Vesting Event”).
Acceleration:
(a)[If the Company undergoes a Change in Control while the Participant is a Service Provider, then conditioned upon Participant’s execution of a general release of claims in favor of the Company in a form provided by the Company (such release, the “Change-in-Control Release”) and satisfaction, no later than the Change-in-Control Release’s effective date, of all conditions to make the Change-in-Control Release effective and irrevocable upon (x) the closing of such Change in Control, an additional [ ]% of the then-unvested RSUs (besides any RSUs that have satisfied the Time and Service Requirement prior to the closing of the Change in Control) shall immediately accelerate in their vesting and be deemed to have satisfied the Time and Service Requirement immediately prior to the closing of the Change in Control.
(b)]       If Participant is subject to a Qualifying Termination (as defined below) within [ ] months preceding the closing of a Change in Control or [within [_] months] following the closing of such Change in Control, then conditioned upon Participant’s execution of a general release of claims in favor of the Company in a form provided by the Company (such release, the “Termination Release”) and satisfaction, no later than the Termination Release’s effective date, of all conditions to make the Termination Release effective (x) within thirty (30) days following Participant’s Qualifying Termination (as defined below) and, (y) in the case of a Qualifying Termination (as defined below) before the closing of such Change in Control, before the closing of such Change in Control, an additional [_]% of the then-unvested RSUs (besides any RSUs that have satisfied the Time and Service Requirement prior to Participant’s Qualifying Termination (as defined below) [and besides any RSUs that may accelerate pursuant to the preceding clause (a)]) shall immediately accelerate in their vesting and be deemed to have satisfied the Time and Service Requirement on the later of (x) the first Quarterly Vesting Date on or after the thirty-first (31st) day following Participant’s Qualifying Termination (as defined below) and (y) the closing of the Change in Control.
(b)Participant’s “Qualifying Termination” means [either of] the following:
(i)Participant’s Termination of Service by the Company other than for Cause (as defined below). “Cause” means (i) Participant’s willful or continued failure to substantially perform Participant’s duties for the Company, or to carry out the business plan, as determined by the Board; provided that failure to achieve quantified goals or objectives despite good faith performance of duties shall not be deemed a “Cause” event under this subsection (i); (ii) Participant’s conviction of a felony, or guilty plea to, or entry of, a nolo contendere plea to a felony charge; (iii) the willful or grossly negligent engaging by Participant in conduct that is materially injurious to the Company, financially or otherwise; or (iv) Participant’s material breach of any term of the Company’s code of ethics, code of conduct or policies and procedures, as in effect from time to time; provided that with respect to (i) or (iv) above, such termination for Cause shall only be effective after notice to Participant and a period of not less than seven (7) calendar days during which time Participant shall have an opportunity to demonstrate that Participant has cured the conduct that constitutes Cause; provided further, that the foregoing opportunity to cure shall not apply if the Company reasonably determines that Participant’s conduct is not capable of being cured.
[(ii) Participant’s Termination of Service by the Participant with Good Reason (as defined below). “Good Reason” means the occurrence of any of the following events without Participant’s consent: (i) a material reduction by the Company of Participant’s then-current base salary, unless such reduction is part of a reduction program equally applicable to other Participants of the Company; (ii) a material reduction in Participant’s authority, duties or responsibilities; or (iii) the Company relocating the facility that is Participant’s principal place of business with the Company to a location that requires an increase in Participant’s one-way driving distance by more than 350 miles; provided however, that any resignation by Participant due to any of the foregoing conditions shall only be deemed for Good Reason if: (A) Participant gives the Company written notice of the intent to terminate for Good Reason within 90 days following the first occurrence of the condition(s) that Participant believes constitutes Good Reason, which notice shall describe such condition(s); (B) the Company fails to remedy, if remediable, such condition(s) within 30 days following receipt of the written notice (the “Cure Period”) of such condition(s) from Participant; and (C) Participant actually resigns his or her employment within the first 15 days after expiration of the Cure Period.]
Settlement:
(a)RSUs that vest as of the Initial Vesting Event shall be settled immediately upon the Initial Vesting Event. Within 30 days following the occurrence of any Subsequent Vesting Event, RSUs that vest as of the Subsequent Vesting Event shall be settled. Settlement means the delivery of the Shares vested under an RSU. Settlement of RSUs on the Initial Vesting Event or any Subsequent Vesting Event shall be in Shares. Settlement of vested RSUs shall occur regardless of whether Participant has undergone a Service Provider at the time of settlement. No fractional RSUs or rights for fractional Shares shall be created pursuant to this Notice of Grant.
(b)Participant understands that Participant’s employment or consulting relationship with the Company is for an unspecified duration, can be terminated at any time (i.e., is “at-will”) and that nothing in this Notice of Grant, the Agreement or the Plan changes the at-will nature of that relationship. Participant acknowledges that the vesting of the RSUs pursuant to this Notice of Grant is conditioned on the occurrence of an Initial Vesting

Event or a Subsequent Vesting Event. Participant also understands that this Notice of Grant is subject to the terms and conditions of both the Agreement and the Plan, both of which are incorporated herein by reference. Participant has read both the Agreement and the Plan.
(c)By Participant’s acceptance hereof (whether written, electronic or otherwise), Participant agrees, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, Participant accepts the electronic delivery of any documents the Company, or any third party involved in administering the Plan which the Company may designate, may deliver in connection with this grant (including the Plan, the Notice of Grant, the Agreement, any disclosures provided pursuant to Rule 701, account statements or other communications or information) whether via the Company’s intranet or the internet site of another such third party or via email, or such other means of electronic delivery specified by the Company.
Termination:
(a)The RSUs shall terminate on the Expiration Date or earlier, as provided in this paragraph. If Participant undergoes a Termination of Service for any reason, all RSUs for which vesting is no longer possible under the terms of this Notice of Grant and the Agreement shall be forfeited to the Company immediately, and all rights of Participant to such RSUs shall immediately terminate. In case of any dispute as to whether such Termination of Service has occurred, the Administrator shall have sole discretion to determine whether such Termination of Service has occurred and the effective date of such Termination of Service. For clarity: All RSUs for which vesting is still possible[, including in connection with the acceleration provisions set forth above,] will remain outstanding for the minimum amount of time necessary to determine whether such RSUs will vest [(for example, in the case of unvested RSUs upon Participant’s Qualifying Termination, such RSUs will remain outstanding for up to [three] months following such Qualifying Termination to permit the acceleration described above in case the closing of the Change in Control occurs within that [three]-month period, and if the closing of the Change in Control has not occurred by the end of that [three]-month period, then such RSUs will immediately terminate)].
(b)By Participant’s and the Company’s acceptance hereof (in each case, whether written, electronic or otherwise), Participant and the Company agree that this RSU is granted under and governed by the terms and conditions of the Plan, this Notice of Grant and the Agreement.

EXHIBIT A
TO RESTRICTED STOCK UNIT AWARD NOTICE
RESTRICTED STOCK UNIT AGREEMENT
Participant has been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Company’s Amended and Restated 2014 Equity Incentive Plan (the “Plan”), the Notice of Restricted Stock Unit Award (“Notice of Grant”) and this Restricted Stock Unit Agreement (this “RSU Agreement”). Unless otherwise defined herein or in the Notice of Grant, the terms defined in the Plan shall have the same defined meanings in this RSU Agreement.
1.No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right to dividends or to vote such Shares.
2.Dividend Equivalents. Dividend equivalents, if any, shall not be credited to Participant in respect of Participant’s RSUs.
3.No Transfer. The RSUs and any interest therein may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The terms of the Plan, the Notice of Grant and this RSU Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant. Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of RSUs under the Exchange Act as set forth in Rule 12h- 1(f) promulgated under the Exchange Act (the “Reliance End Date”), Participant shall not transfer these RSUs in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders or (ii) to an executor or guardian of Participant upon the death or disability of Participant. Until the Reliance End Date, the RSUs may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.
4.Acknowledgement. The Company and Participant agree that the RSUs are granted under and governed by the Notice of Grant, this RSU Agreement and by the provisions of the Plan (incorporated herein by reference). Participant (i) acknowledges receipt of a copy of each of the foregoing documents, (ii) represents that Participant has carefully read and is familiar with their provisions and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice of Grant.
5.Limitations on Transfer of Stock. In addition to any other limitation on transfer created by applicable securities laws, Participant shall not assign, encumber or dispose of any interest in the Shares issued pursuant to this RSU Agreement except with the Company’s prior written consent and in compliance with the Company’s Bylaws, the Company’s then-current Insider Trading Policy and applicable securities laws. The restrictions on transfer also include a prohibition on any short position, any “put equivalent position” or any “call equivalent position” by the RSU holder with respect to the RSU itself as well as any Shares issuable upon settlement of the RSU prior to the settlement thereof until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.
6.Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such shares or interest subject to the provisions of this RSU Agreement, including the transfer restrictions of Sections 3 and 5, and the transferee shall acknowledge such restrictions in writing. Any sale or transfer of the Shares shall be void unless the provisions of this RSU Agreement are satisfied.
7.Withholding of Tax. When the RSUs are vested and/or settled, the fair market value of the Shares shall be treated as income subject to withholding by the Company for income and employment taxes if Participant is or was an employee of the Company. Prior to any relevant taxable or tax withholding event, as applicable, Participant shall pay or make adequate arrangements satisfactory to the Company to satisfy any or all income tax, social insurance, payroll tax, fringe benefits tax, payment on account and other tax-related items related to the Participant's participation in this Plan and legally applicable to the Participant (collectively, “Tax-Related Obligations”). In this regard, Participant authorizes the Company to withhold all applicable Tax-Related Obligations legally payable by Participant from Participant’s wages or other cash compensation paid to Participant by the Company and/or a Parent or Subsidiary of the Company. With the Company’s consent, these arrangements may also include, if permissible under local law, (i) withholding Shares that otherwise would be issued to Participant when Participant’s RSUs are settled, (ii) having the Company withhold taxes from the proceeds of the sale of the Shares, through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf and Participant hereby authorizes such sales by this authorization), (iii) Participant’s payment of a cash amount or (iv) any other arrangement approved by the Company, all under such rules as may be established by the Administrator and in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable, provided, however, that if Participant is a Section 16 officer of the Company under the Exchange Act, then the method of withholding shall be through a mandatory sale under (ii) above. Depending on the withholding method, the Company and/or a Parent or Subsidiary of the Company may withhold or account for Tax-Related Obligations by considering up to the applicable maximum statutory withholding rates, in which case Participant may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in Shares. In the case of withholding in Shares, the Company shall issue the net number of Shares to Participant by deducting the Shares retained for Tax-Related Obligations from the Shares issuable upon vesting. For tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Obligations.
8.Code Section 409A. For purposes of this RSU Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this RSU Agreement in connection with Participant’s termination of employment constitute deferred compensation subject to Section 409A, and Participant is deemed at the time of such termination of employment to be a “specified employee” under Section 409A, then such payment shall not be made or commence until the earlier of (i) the expiration of the six-month period measured from Participant’s separation from service from the Company or (ii) the date of Participant’s death following such a separation from service; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to Participant including, without limitation, the additional tax for which Participant would otherwise be liable under Section 409A(a)(1)(B) in the absence of such a deferral. The first payment thereof will include a catch-up payment covering the amount that would have otherwise been paid during the period between Participant’s termination of employment and the first payment date but for the application of this provision, and the balance of the installments (if any) will be payable in accordance with their original schedule. To the extent that any provision of this RSU Agreement is ambiguous as to its exemption from or compliance with Section 409A, the provision will be read in such a manner so that all payments hereunder are exempt from Section 409A to the maximum permissible extent and, for any payments where such construction is not reasonable, that those payments comply with Section 409A. To the extent any payment under this RSU Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment shall be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.
9.U.S. Tax Consequences. Participant acknowledges that there will be tax consequences upon vesting and/or settlement of the RSUs and/or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement or disposition.
10.Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant (including any written representations, warranties and agreements as the Administrator may request of Participant for compliance with Applicable Laws) with all applicable state, federal and foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Common Stock may be listed or quoted at the time of such issuance or transfer. Participant may not be issued any Shares if such issuance would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Shares may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares shall relieve the Company of any liability in respect of the failure to issue or sell such Shares.
11.Legend on Certificates. The certificates representing the Shares issued hereunder shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the Plan, this RSU Agreement, the Company’s Bylaws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares of the Common Stock are listed and any applicable state, Federal or foreign laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
12.Successors and Assigns. The Company may assign any of its rights under this RSU Agreement. This RSU Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. This RSU Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.
13.Entire Agreement; Severability. The Plan and Notice of Grant are incorporated herein by reference. The Plan, the Notice of Grant and this RSU Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof (including, without limitation, any commitment to make any other form of equity award (such as stock options) that may have been set forth in any employment offer letter or other agreement between the parties). If any provision of this RSU Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
14.No Rights as Employee, Director or Consultant. Nothing in this RSU Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to cause Participant as a Service Provider, for any reason, with or without cause.

15.Information to Participants. If the Company is relying on an exemption from registration under Section 12(h)-1 of the Exchange Act and such information is required to be provided by such Section 12(h)-1, the Company shall provide the information described in Rules 701(e)(3), (4) and (5) of the Securities Act by a method allowed under Section 12(h)-1 of the Exchange Act in accordance with Section 12(h)-1 of the Exchange Act, provided, that Participant agrees to keep the information confidential.
16.Delivery of Documents and Notices. Any document relating to participating in the Plan and/or notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this RSU Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery or deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address, if any, provided for Participant by the Company or at such other address as such party may designate in writing from time to time to the other party.
17.Choice of Law and Venue. This RSU Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State. For purposes of any action, lawsuit or other proceedings brought to enforce this RSU Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of Los Angeles County, California, or the federal courts for the United States for the Southern District of California, and no other courts, where this grant is made and/or to be performed.

ZIPRECRUITER INC.
AMENDED AND RESTATED
2015 ISRAELI EQUITY INCENTIVE SUB PLAN
TO THE
AMENDED AND RESTATED
2014 EQUITY INCENTIVE PLAN
I.GENERAL
This Amended and Restated 2015 Israeli Equity Incentive Sub Plan (the “Sub-Plan”) is a sub plan to the Amended and Restated 2014 Equity Incentive Plan (the “Plan”) of ZipRecruiter Inc. (the “Company”) and set forth the terms for the grant of Awards to an Israeli Employee or to an Israeli Non- Employee (as defined below).
II.DEFINITIONS
1.Any capitalized term not specifically defined in this Sub-Plan shall have the meaning assigned to it in the Plan.
2.As used in this Sub-Plan, the following definitions shall apply:
“3(i) Award” means an Award granted pursuant to Section 3(i) of the Ordinance.
“Affiliate” means an affiliate of, or person affiliated with, a specified person or company or other trade or business that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act including, without limitation, any of its parent or subsidiary corporations. For the purpose of Awards granted pursuant to Section 102 shall mean also an “employing company” within the meaning of Section 102(a) of the Ordinance.
“Award” means an Award granted pursuant to Section 3(i) and/or Section 102 of the Ordinance.
“Award Agreement” means a written or electronic agreement between the Company and a holder of an Award evidencing the terms and conditions of an individual Award grant. Each Award Agreement shall be subject to the terms and conditions of the Plan and this Sub-Plan.
“Capital Gain Option” means a Trustee 102 Award intended to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance.
“Controlling Shareholder” shall have the meaning ascribed to it in Section 32(9) of the Ordinance as amended from time to time.
“Israeli Employee” means any employee of the Company or its Affiliate who is a resident of the State of Israel, and any individual who is serving as Nosei Misra - Officer Holder (as such term is defined in the Israeli Companies' Law, 5759-1999, including directors) of the Company or its Affiliate, but excluding any Controlling Shareholder.
“Israeli Non-Employee” means any individual or an entity who is a resident of the State of Israel providing services to the Company or its Affiliate who is not an Israeli Employee.

“ITA” means the Israeli Tax Authority.
“Non-Trustee102 Award” means an Award granted to an Israeli Employee pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.
“Ordinance” means the Income Tax Ordinance [New Version], 5721, 1961 as now in effect or as hereafter amended.
“Ordinary Income Option” means a Trustee 102 Award intended to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.
“Section 102” means Section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended.
“Trustee” means any individual or entity appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance and the regulations thereof.
“Trustee 102 Award” means an Award granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of an Israeli Employee.
III.AWARD GRANTS
1.Eligibility. The persons eligible to receive Awards under this Sub-Plan are Israeli Employees and/or Israeli Non-Employees.
2.Types of Awards. The Board shall have the authority to grant an Award under this Sub- Plan classified as (i) a Trustee 102 Award, (ii) a Non Trustee 102 Award or (iii) a 3(i) Award; provided, however, that a Trustee 102 Award and a Non-Trustee 102 Award may only be granted to an Israeli Employee, and a 3(i) Award shall be granted only to an Israeli Non Employee.
3.Trustee 102 Award.
(a)The grant of Trustee 102 Award under this Sub-Plan shall be conditioned upon the approval of this Sub-Plan and the Trustee by the ITA, and the filing of the Company's Election (as defined below) with the ITA at least thirty (30) days before the first date of grant of Awards under this Sub-Plan. The grant of Trustee 102 Award shall be in accordance with the terms and conditions of Section 102.
(b)The Company election to grant Trustee 102 Award as either Capital Gain Option or Ordinary Income Option shall be subject to the terms of Section 102(g).
(c)All Trustee 102 Award will be held in trust by a Trustee, as described in Section IV below.
4.Non-Trustee 102 Award. The grant of a Non-Trustee 102 Award to an Israeli Employee shall be made in accordance with the provisions of Section 102(c) of the Ordinance. With respect to Non- Trustee 102 Award, in the event of termination of Israeli Employee's engagement with the Company or any of its Affiliate, then the Israeli Employee shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax and/or social charges due at the time of sale of Non-Trustee 102 Award, all in accordance with the provisions of Section 102.
5. 3(i) Award. The Company may grant 3(i) Award to any person who is an Israeli Non Employee.

IV.TRUSTEE
1.Appointment of Trustee. A Trustee shall be appointed by the Board to administer each Trustee 102 Award in accordance with the provisions of Section 102 and pursuant to a written agreement to be entered into between the Trustee and the Company (the “Trust Agreement”).
2. Grants of Trustee 102 Award. All Trustee 102 Award granted under this Sub-Plan as well as shares allocated or issued upon exercise of such Trustee 102 Award and/or bonus shares and/or any rights granted with respect to such Trustee 102 Award, shall be registered and held by the Trustee for the benefit of the Israeli Employee for the requisite period of time as required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder (the “Holding Period”). The Trustee shall be exempt from any liability in respect of any action or decision duly taken in its capacity as a Trustee, provided, however, that the Trustee acted at all times in good faith.
3.Grants of 3(i) Award. The Board may determine to deposit the 3(i) Award with the Trustee. In such event, the Trustee shall hold such 3(i) Award in trust, until exercised by the holder of Award, pursuant to the Company's instructions from time to time.
4.Release of Awards. The Trustee shall not release any Trustee 102 Award granted under this Sub-Plan as well as shares allocated or issued upon exercise of such Trustee 102 Award and/or bonus shares and/or any rights granted with respect to such Trustee 102 Award, until all required payments have been fully made: (i) the receipt by the Trustee of an acknowledgment from the ITA that the Israeli Employee has paid any applicable tax due pursuant to the Ordinance, or (ii) the Company has made other arrangements for the deduction of tax at source acceptable to the Trustee.
V.THE HOLDING PERIOD REQUIREMENT
1.Holding Period Requirements.
(a)Trustee 102 Award may not be sold, transferred, assigned, pledged, given as collateral, or mortgaged (other than through a transfer by will or by operation of law), nor may they be subject of an attachment, seizure power of attorney or transfer deed (other than a power of attorney for the purpose of participation in stockholders meetings or voting such shares) unless Section 102 and/or the regulations, rules, orders or procedures promulgated thereunder allow otherwise.
(b)With respect to any Awards granted as Trustee 102 Award, and subject to the provisions of Section 102, an Israeli Employee shall not be entitled to sell or release from trust any Trustee 102 Award, Share received upon the exercise of any such Trustee 102 Award and/or bonus shares granted with respect to such Trustee 102 Award, until the lapse of the Holding Period and in accordance with Section 102. Notwithstanding the above, if any such sale or release occurs during the Holding Period it will result in adverse tax consequences to the Israeli Employee under Section 102 of the Ordinance and the Rules, which shall apply to and shall be borne solely by such Israeli Employee.
2.Trustee 102 Award Requirements. In the event that the requirements of Section 102 with respect to Trustee 102 Award are not met, then it shall be treated in accordance with the provisions of Section 102 and any regulations promulgated thereunder.
3.Award Agreement. Upon receipt of Trustee 102 Award, Israeli Employee shall sign an Award Agreement under which the Israeli Employee shall, among others, (i) agree to be subject to the trust agreement between the Company and the Trustee, stating, among others, that the Trustee will be released from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Plan, or any Awards granted to him or her thereunder; (ii) declare that he/she understands the provisions of Section 102 and the applicable tax track and approve the tax arrangement; and (iii) confirm that he/she shall not sell nor transfer the Awards from the Trustee until the lapse of the Holding Period.
VI.DIVIDEND
Any dividends payable with respect to shares acquired upon exercise of a Trustee 102 Award or shares issued under the Sub-Plan and the Plan shall also be subject to the provisions of Section 102 and the rules, regulations or orders promulgated thereunder, as applicable.
VII.TAX CONSEQUENCES
1.Israeli Employee.
(a)Any tax consequences arising from the grant or exercise of any Award or from sale or release or transfer of such Award or shares (including, without limitation, the Israeli Employee’s social security taxes and health insurance, if applicable) or from any other event or act (of the Company and/or its Affiliate, the Trustee or the Israeli Employee), shall be borne solely by the Israeli Employee. Notwithstanding the forgoing, the Company and/or its Affiliate and/or the Trustee shall withhold taxes according to the requirements under the laws, rules, and regulations, including withholding taxes at source under Section 102.
(b)Furthermore, the Israeli Employee shall indemnify the Company and/or Affiliate that employs the Israeli Employee and/or the Trustee, and/or the Company’s stockholders and/or directors and/or officers if applicable, and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Israeli Employee.
(c)The Company shall not be obligated to honor the exercise of any Award by or on behalf of an Israeli Employee until all tax consequences (if any) arising from the exercise of such Awards or sale of shares are resolved to the full satisfaction of the Company. Without derogating from the above, the Company and/or the Trustee when applicable shall not be required to release any share certificate to an Israeli Employee until all required payments (including tax payments) have been fully made in accordance with Section 102.
(d)If at the date of grant the Company’s shares (or Awards) are listed on any established stock exchange or a national market system or if the Company’s shares will be registered for trading within ninety (90) days following the date of grant, the tax liability and the classification of any income as either capital gain or ordinary income shall be determined pursuant to Section 102(b)(3) of the Ordinance or any tax ruling obtained from the Israeli tax authority.
2.Israeli Non Employee. Any tax consequences arising from the grant or exercise of any Award or grant of shares, or from sale or transfer of such shares or from any other event or act (of the Company and/or its Affiliate or the Israeli Non Employee), hereunder shall be borne solely by the Israeli Non-Employee.
VIII.COORDINATION WITH THE PLAN
Section 102 and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended shall apply to grant of Awards under Section 102 pursuant to the provisions of this Sub Plan.

The Plan is hereby incorporated by reference and shall be deemed as integral part of this Sub- Plan. Without derogating from the provisions of Section 102 of the Ordinance, all the terms and conditions of the Plan shall apply to grant of Awards to Israeli Employee or Israeli Non-Employee. In the event of conflict between the Sub-Plan and the Plan the Sub-Plan would take precedence as for the provisions with respect to Section 102 of the Ordinance.
IX.VOTING PROXY
Until immediately after the date on which the initial registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act first becomes effective or the listing for trading on a stock exchange or market or trading system of the Company’s (or the Successor Company’s) shares, the Shares subject to an Award or to be issued pursuant to an Award or any other Securities, shall, unless otherwise determined by the Plan Administrator, be subject to an irrevocable proxy and power of attorney by the Participant or the Trustee (as defined in the Israeli Appendix) (if so requested from the Trustee), as the case may be, to the Company, which shall designate such person or persons (with a right of substitution) from time to time as determined by the Plan Administrator (and in the absence of such determination, the CEO or Chairman of the Board, ex officio). The Trustee is deemed to be instructed by the Participant to sign such proxy, as requested by the Company. The proxy shall entitle the holder thereof to receive notices, vote and take such other actions in respect of the Shares or other Securities. Any person holding or exercising such voting proxies shall do so solely in his capacity as the proxy holder and not individually. All Awards granted hereunder shall be conditioned upon the execution of such irrevocable proxy in substantially the form prescribed by the Plan Administrator from time to time. So long as any such Shares are subject to such irrevocable proxy and power of attorney or held by a Trustee (and unless a proxy was given by the Trustee as aforesaid), (i) in any shareholders meeting or written consent in lieu thereof, such Shares shall be voted by the proxy holder (or the Trustee, as applicable), unless directed otherwise by the Board, in the same proportion as the result of the vote at the shareholders’ meeting (or written consent in lieu thereof) in respect of which the Shares are being voted (whether an extraordinary or annual meeting, and whether of the share capital as one class or of any class thereof), and (ii) or in any act or consent of shareholders under the Company’s Certificate of Incorporation or otherwise, such Shares shall be cast by the proxy holder (or the Trustee, as applicable), unless directed otherwise by the Board, in the same proportion as the result of the shareholders’ act or consent. The provisions of this Section shall apply to the Participant and to any purchaser, assignee or transferee of any Shares.
******

ZIPRECRUITER INC.
AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN
STOCK OPTION GRANT NOTICE
ZipRecruiter Inc. (the "Company") hereby grants to you an Option (the "Option") to purchase shares of the Company's Common Stock under the Company's Amended and Restated 2014 Equity Incentive Plan (including the Amended and Restated 2015 Israeli Equity Incentive Sub Plan, the "Plan"). The Option is subject to all the terms and conditions set forth in this Stock Option Grant Notice (this "Grant Notice"), in the Stock Option Agreement and in the Plan, which are attached to and incorporated into this Grant Notice in their entirety.

Participant:	As described on Carta
Grant Date:	As described on Carta
Vesting Commencement Date:	As described on Carta
Number of Shares Subject to Option:	As described on Carta
Exercise Price (per Share):	As described on Carta
Option Expiration Date:	As described on Carta
Type of Option:	As described on Carta
Vesting and Exercisability Schedule:	As described on Carta
Additional Terms/Acknowledgement: By accepting this Option, you acknowledge receipt of, and understand and agree to, this Grant Notice, the Stock Option Agreement and the Plan. You further acknowledge that as of the Grant Date, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between you and the Company regarding the Option and supersede all prior oral and written agreements on the subject, with the exception of your Employment Agreement, dated {DATE}.
In accordance with the requirements of Section 102, by acceptance of this Option, the Israeli resident Grantee agrees to the provisions of Section 102 and to the terms of the Plan attached hereto.
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EXHIBIT A
TO STOCK OPTION GRANT NOTICE
STOCK OPTION AGREEMENT
Pursuant to the Grant Notice to which this Agreement is attached, the Company has granted to Participant an Option under the Plan to purchase the number of Shares indicated in the Grant Notice.
1.Grant of Option. In consideration of Participant’s past and/or continued employment with or service to the Company and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice, the Company irrevocably grants to Participant an Option to purchase any part or all of an aggregate of the number of Shares set forth in the Grant Notice at the Exercise Price per Share set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement.
2.Vesting. The Option shall become vested in such amounts and at such times as are set forth in the vesting schedule in the Grant Notice. The installments provided for in the vesting schedule are cumulative. No portion of the Option which has not become vested at the date Participant incurs a Termination of Service shall thereafter become vested, except as may be otherwise provided by the Administrator or as set forth in another written agreement between the Company and Participant.
3.Exercise.
(a)Duration of Exercisability. Any vested portion of the Option may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 4.
(b)Person Eligible to Exercise. During the lifetime of Participant, only Participant may exercise the Option or any portion thereof. After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 4, be exercised by Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then Applicable Laws of descent and distribution.
(c)Manner of Exercise. The Option, or any portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary’s office, or such other place as may be determined by the Administrator, including pursuant to an electronic acceptance platform established and maintained by the Company or another third party designated by the Company, of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 4:
(i)A written exercise notice in substantially in the form attached as Exhibit B to the Grant Notice (or such other form as is prescribed by the Administrator, which may be an electronic form) (the “Exercise Notice”) signed by Participant or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such Exercise Notice complying with all applicable rules established by the Administrator; and
(ii)Subject to Section 5(f) of the Plan, full payment for the Shares with respect to which the Option or portion thereof is exercised by:
(A)Cash or check, payable to the order of the Company; or
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(B)With the consent of the Administrator, surrendering shares of Common Stock then issuable upon exercise of the Option valued at their Fair Market Value on the date of exercise; or
(C)On and after the date the Company becomes a Publicly Listed Company, through the (A) delivery by Participant to the Company of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (B) delivery by Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or
(D)With the consent of the Administrator, any other form of payment permitted under Section 5(f) of the Plan; or
(E)any combination of the above permitted forms of payment; and
(iii)Subject to Section 9(e) of the Plan, full payment for any applicable withholding taxes (including without limitation any sums due pursuant to any Option Tax Liability and (if applicable) Secondary NIC Liability, as such terms are defined in the Sub-Plan) in cash or by check or in the form of consideration permitted by the Administrator for the payment of the exercise price pursuant to Section 3(c)(ii) above or pursuant to Section 3(d) below, which, following the date the Company becomes a Publicly Listed Company shall include the method provided for in Section 3(c)(ii)(C) above; and
(iv)In the event the Option or portion thereof shall be exercised pursuant to Section 3.1 by any person or persons other than Participant, appropriate proof of the right of such person or persons to exercise the Option.
(v)If so requested by the Committee, the Participant shall enter into a Section 431 Election (as defined in the Sub-Plan) with respect to any shares of Common Stock acquired pursuant to the exercise of the Option and shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign tax obligations (including, but not limited to, any sums due pursuant to any Option Tax Liability and (if applicable) Secondary NIC Liability) with respect to such acquisition upon the making of such election. If the Participant is required to make a Section 431 Election such election shall be made within 14 days following the acquisition of the shares of Common Stock.
(d)Tax Withholding. The Company shall have the authority and the right to deduct or withhold, or require Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including Participant’s employment tax obligation together with any sums due pursuant to any Option Tax Liability and (if applicable) Secondary NIC Liability) required by law to be withheld with respect to any taxable event concerning Participant arising as a result of the Option or otherwise under this Agreement, including, without limitation, the authority to deduct such amounts from other compensation payable to Participant by the Company.
(e)Fractional Shares. The Option may only be exercised for whole shares of Common Stock. Any fractional Shares shall be rounded down to the nearest whole share.
4.Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:
(a)The Expiration Date set forth in the Grant Notice;
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(b)The expiration of three months following the date of Participant’s Termination of Service, unless such Termination of Service occurs by reason of Participant’s death or Disability or Participant’s discharge by the Company for Cause;
(c)The expiration of one year following the date of Participant’s Termination of Service by reason of Participant’s death or Disability;
(d)The date of Participant’s Termination of Service as a result of Participant’s discharge by the Company for Cause; or
(e)With respect to any unvested portion of the Option, the date that is thirty days following Participant’s Termination of Service for any reason other than as a result of Participant’s discharge by the Company for Cause, or such shorter period as may be determined by the Administrator.
Participant acknowledges that an Incentive Stock Option exercised more than three months after Participant’s termination of status as an Employee, other than by reason of death or Disability, will be taxed as a Non-Qualified Stock Option.
5.Transferability. The Option shall not be sold, assigned, transferred, pledged or otherwise encumbered by Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, the Option shall be exercisable only by the Participant.
6.Bylaws Restrictions. Participant and any transferee of the Shares agree that the Shares and any interest therein are subject to the right of first refusal and any and all restrictions on transfer set forth in the Company’s Amended and Restated Bylaws, as it may be amended from time to time (the “Bylaws”).
7.Restrictive Legends and Stop-Transfer Orders.
(a)Legends. Participant understands and agrees that the Company shall cause any certificates, including electronic certificates, issued evidencing the Shares to have the legends set forth below or legends substantially equivalent thereto, together with any other legends that may be required by Applicable Laws:
THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.
THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE
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STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AND REPURCHASE RIGHT SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES SUBJECT TO SUCH REPURCHASE OPTION IS VOID WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF THE COMPANY.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS PROVIDED IN THE BYLAWS OF THE COMPANY.
(b)Stop Transfer Orders. Participant agrees that, in order to ensure compliance with the restrictions referred to in the Plan, this Agreement and the Bylaws, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)Impermissible Transfers Void. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the Bylaws or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
8.Taxes. Participant understands that Participant may suffer adverse tax and national insurance consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s tax liability that may arise as a result of the transactions contemplated by this Agreement.
9.Miscellaneous.
(a)No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or this Agreement.
(b)Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office or to the then-current email address for the Secretary of the Company, and any notice to be given to Participant shall be addressed to Participant at the most-recent physical or email address for Participant listed in the Company’s personnel records. By a notice given pursuant to this Section 9(b),
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either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Participant shall, if Participant is then deceased, be given to the person entitled to exercise his or her Option by written notice under this Section 9(b). Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.
(c)Successors and Assigns. The Company may assign any of its rights under this Agreement and the Exercise Notice to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.
(d)Severability. In the event any portion of the Plan or this Agreement or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan and this Agreement, and the Plan and this Agreement shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.
(e)Entire Agreement; Governing Documents. The Plan (including the Sub-Plan), the Grant Notice and this Agreement (including all Exhibits thereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. In the event of any contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company that has been approved by the Administrator, the terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan shall not apply.
(f)Governing Law. The provisions of the Plan and all Awards made thereunder, including the Option, shall be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding choice-of-law principles of the law of any state that would require the application of the laws of a jurisdiction other than such state.
(g)Titles and Headings. The titles and headings of the Sections in this Agreement are for convenience of reference only and, in the event of any conflict, the text of this Agreement, rather than such titles or headings, shall control.
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EXHIBIT B
TO STOCK OPTION GRANT NOTICE
FORM OF EXERCISE NOTICE
Effective as of [as described in Carta], the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase [as described in Carta] Shares of ZipRecruiter, Inc. (the “Company”) under and pursuant to the ZipRecruiter, Inc. Amended and Restated 2014 Equity Incentive Plan (the “Plan”) and the Stock Option Grant Notice and Stock Option Agreement dated [as described in Carta] (the “Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Agreement.

Grant Date:	As described on Carta
Number of Shares as to which Option is Exercised:	As described on Carta
Exercise Price per Share:	As described on Carta
Total Exercise Price:	As described on Carta
Electronic certificate to be issued in name of:	As described on Carta
Cash Payment delivered herewith:	As described on Carta (Representing the full Exercise Price for the Shares, as well as any applicable withholding tax)
Type of Option:	As described on Carta
1.Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Agreement. Participant agrees to abide by and be bound by their terms and conditions. Participant further acknowledges that it is a condition to the issuance of the Shares to Participant upon exercise of the Option listed above that Participant agree to be bound by the terms and conditions of, and become a party to, any stockholders’ agreement of the Company. Participant hereby agrees to be so bound and to execute any additional documents as may be deemed necessary or advisable by the Company in order to effectuate the foregoing agreement.
2.Tax Consultation. Participant understands that Participant may suffer adverse tax and national insurance consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.
3.Participant Representations. Participant hereby makes the following certifications and representations with respect to the Shares listed above:
(a)Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Participant is acquiring these Shares for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.
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(b)Participant acknowledges and understands that the Shares constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. Participant understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Shares. Participant understands that the electronic certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under Applicable Laws.
(c)Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, ninety days thereafter (or such longer period as any market stand-off agreement may require) the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144.
(d)In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144.
(e)Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.
(f)Participant acknowledges that the Shares remain subject to the Company’s right of first refusal and certain transfer restrictions all in accordance with the Agreement and the Company’s Amended and Restated Bylaws, as it may be amended from time to time.
4.Regulation S. if Participant’s address is an address located outside of the United States, participant will make the following additional representations, warranties and agreements:
(a)Non-US. Participant is not a U.S. Person as defined in Rule 902(k) of Regulation S under the Securities Act. The offer and sale of the Shares to Participant was made in an offshore transaction (as defined in Rule 902(h) of Regulation S), no directed selling efforts (as defined in Rule 902(c) of Regulation S) were made in the United States, and Participant is not acquiring the Shares for the account or benefit of any U.S. Person.
(b)No Offer or Sale. Participant will not, during the Restricted Period applicable to the Shares set forth in the legend set forth below (the “Restricted Period”) and to any certificate, including electronic certificates, representing the Purchased Shares, offer or sell any of the
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foregoing securities (or create or maintain any derivative position equivalent thereto) in the United States, to or for the account or benefit of a U.S. Person or other than in accordance with Regulation S.
(c)Registration or Exemption. Participant will, after the expiration of the applicable Restricted Period, offer, sell, pledge or otherwise transfer the Shares (or create or maintain any derivative position equivalent thereto) only pursuant to registration under the Securities Act or any available exemption therefrom and, in any case, in accordance with applicable state securities laws.
(d)No Transfer in Violation of Restrictions; Legend. Participant acknowledges and agrees that the Company shall not register the transfer of the Shares in violation of these restrictions. Participant acknowledges and agrees that the electronic certificate(s) evidencing the Shares will bear the legend set forth below (in addition to any other legend required by applicable federal, state or foreign securities laws or provided in any other agreement with the Company:
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, AND THE COMPANY DOES NOT INTEND TO REGISTER THEM. PRIOR TO A DATE THAT IS ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, THE SHARES MAY NOT BE OFFERED OR SOLD (INCLUDING OPENING A SHORT POSITION IN SUCH SECURITIES) IN THE UNITED STATES OR TO U.S. PERSONS AS DEFINED BY RULE 902(k) ADOPTED UNDER THE ACT, OTHER THAN TO DISTRIBUTORS, UNLESS THE SHARES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. HOLDERS OF SHARES PRIOR TO ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, MAY RESELL SUCH SECURITIES ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR OTHERWISE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT, OR IN TRANSACTIONS EFFECTED OUTSIDE OF THE UNITED STATES PROVIDED THEY DO NOT SOLICIT (AND NO ONE ACTING ON THEIR BEHALF SOLICITS) PARTICIPANTS IN THE UNITED STATES OR OTHERWISE ENGAGE(S) IN SELLING EFFORTS IN THE UNITED STATES AND PROVIDED THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT. A HOLDER OF THE SECURITIES WHO IS A DISTRIBUTOR, DEALER, SUB-UNDERWRITER OR OTHER SECURITIES PROFESSIONAL, IN ADDITION, CANNOT PRIOR TO ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK RESELL THE SECURITIES TO A U.S. PERSON AS DEFINED BY RULE 902(k) OF REGULATION S UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.
5.Notices. Any notice required or permitted hereunder shall be given in accordance with the provisions set forth in Section 9(b) of the Agreement.
6.Entire Agreement. The Plan (including the Sub-Plan) and Agreement are incorporated herein by reference. This Notice, the Plan and the Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.
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Exercise of the Option through an online or electronic system established and maintained by the Company or another third party designated by the Company shall be deemed to be Participant’s agreement to and acceptance of the terms and conditions of this Exercise Notice.

ACCEPTED BY: ZIPRECRUITER, INC.	SUBMITTED BY PARTICIPANT:

By:	By:
Print Name:	Print Name:
Title:
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ZIPRECRUITER, INC.
AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK UNIT AWARD AND
RESTRICTED STOCK UNIT AGREEMENT
FOR ISRAELI PARTICIPANTS
ZipRecruiter, Inc. (the “Company”), pursuant to its Amended and Restated 2014 Equity Incentive Plan and the 2015 Israeli Equity Incentive Sub Plan (collectively, the “Plan”), pursuant to this Notice of Restricted Stock Unit Award (this “Notice of Grant”) grants to Participant an award of restricted stock units (“RSUs”) representing shares of the Company’s Common Stock (the “Shares”) subject to the terms and conditions of the Plan and the attached Restricted Stock Unit Agreement attached hereto as Exhibit A (the “Agreement”) under the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Grant Notice (“Grant Notice”) and the Agreement.

Participant:	As described on Carta
Grant Date:	As described on Carta
Type of Award: (check one)	RSU designated as 102 Capital Gains Track Award (with Trustee) (Israel)
✓ RSU designated as 102 Ordinary Income Track Award (with Trustee) (Israel) (“Trustee 102 Award”)
RSU designated as 102 Non-Trustee Award (Israel)
RSU designated as 3(9) Award (Israel)
Vesting Commencement Date:	As described on Carta
Total Number of RSUs:	As described on Carta
Expiration Date:	As described on Carta
Vesting:
(a)Two-Tiered Vesting: Vesting of RSUs is conditioned on satisfaction of two vesting requirements before the Expiration Date or earlier termination of RSUs pursuant to the Plan or Agreement: a time- and service-based requirement (the “Time and Service Requirement”) and a liquidity-event requirement (the “Liquidity Event Requirement”), each as described below.
(1)Time and Service Requirement: For so long as Participant continues to be a Service Provider through each applicable date, the Time and Service Requirement will be satisfied as to (i) twenty-five percent (25%) of the Total Number of RSUs (as set forth above) subject to this award on the first anniversary of the Vesting Commencement Date, provided that the Initial Vesting Event has not occurred before such date, or 1/16 of the Total Number of RSUs for each Quarterly Vesting Date (as defined below) that occurred between the Vesting Commencement Date and Initial Vesting Event and (ii) an additional

1/16 of the Total Number of RSUs thereafter on each subsequent March 15, June 15, September 15 and December 15 (each, a “Quarterly Vesting Date”).
(2)Liquidity Event Requirement: The Liquidity Event Requirement will be satisfied on the earliest to occur of: (i) the first trading day following expiration of the “lockup” period applicable to the Company’s initial public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale by the Company of its equity securities (such initial public offering, the “IPO”), (ii) March 15 of the calendar year following the year in which the IPO was declared effective and (iii) a Change in Control (the earliest of these, the “Initial Vesting Event”).
(b)RSUs Vested at Initial Vesting Event. If at the time of the Initial Vesting Event Participant is not a Service Provider and did not meet the Time and Service Requirement with respect to any portion of the RSUs, then no portion of the RSUs shall vest. If at the time of the Initial Vesting Event, Participant is a Service Provider or has ceased to be a Service Provider but did meet the Time and Service Requirement with respect to any portion of the RSUs, then the RSUs shall vest as to the number of RSUs, if any, that have satisfied the Time and Service Requirement as of the Initial Vesting Event in accordance with clause (a)(1) above.
(c)RSUs Vested after Initial Vesting Event. If Participant is a Service Provider at the time of the Initial Vesting Event, then with respect to RSUs that have not vested as of such Initial Vesting Event under the preceding clause (b) above, vesting shall continue after the Initial Vesting Event in accordance with the Time and Service Requirement set forth in clause (a)(1) above (each subsequent vesting date, a “Subsequent Vesting Event”).
Settlement:
(a)RSUs that vest as of the Initial Vesting Event shall be settled immediately upon the Initial Vesting Event. Within 30 days following the occurrence of any Subsequent Vesting Event, RSUs that vest as of the Subsequent Vesting Event shall be settled. Settlement means the delivery of the Shares vested under an RSU. Settlement of RSUs on the Initial Vesting Event or any Subsequent Vesting Event shall be in Shares. Settlement of vested RSUs shall occur regardless of whether Participant has undergone a Service Provider at the time of settlement. No fractional RSUs or rights for fractional Shares shall be created pursuant to this Notice of Grant.
(b)Participant understands that Participant’s employment or consulting relationship with the Company is for an unspecified duration, can be terminated at any time (i.e., is “at-will”) and that nothing in this Notice of Grant, the Agreement or the Plan changes the at-will nature of that relationship. Participant acknowledges that the vesting of the RSUs pursuant to this Notice of Grant is conditioned on the occurrence of an Initial Vesting Event or a Subsequent Vesting Event. Participant also understands that this Notice of Grant is subject to the terms and conditions of both the Agreement and the Plan, both of which are incorporated herein by reference. Participant has read both the Agreement and the Plan.
(c)By Participant’s acceptance hereof (whether written, electronic or otherwise), Participant agrees, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, Participant accepts the electronic delivery of any documents the Company, or any third party involved in administering the Plan which the Company may designate, may deliver in connection with this grant (including the Plan, the Notice of Grant, the Agreement, any disclosures provided pursuant to Rule 701, account statements or other communications or information) whether via the Company’s intranet or the internet site of another such third party or via email, or such other means of electronic delivery specified by the Company.
(d)In case of RSUs designated as Trustee 102 Award, settled during the Required Holding Period, the Shares shall be issued to and in the name of the Trustee for the benefit of the Participant. In the case of 102 RSU Award (with Trustee) settled after the Holding Period, the Shares issued upon the settlement shall be issued either in the name of the Trustee or the Participant, at the election of Participant; provided, however, that in the event the Participant elects to receive the Shares directly to his/her possession, the issuance shall be subject to the payment of any and all applicable taxes and compulsory payments by the Participant. The Participant shall have no rights as a shareholder with respect to any Shares subject to RSUs until the Participant shall have, if required, paid all applicable taxes and compulsory payments therefor and becomes the record holder of the subject Shares.
(e)Without derogating from the provision of the Plan, in the event that the Company or, with respect to Trustee 102 Award, the Trustee determines that it is required to withhold any tax as a result of the settlement of RSUs, the Participant, as a condition to the settlement of RSUs, shall make arrangements satisfactory to the Company and the Trustee, if applicable, to enable it to satisfy all withholding requirements. The Participant shall also make arrangements satisfactory to the Company and the Trustee, if applicable, to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares acquired pursuant to the grant of an RSU under the Plan. Furthermore, the Participant shall indemnify the Company and the Trustee, if applicable, and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to withholding.
Termination:
(a)The RSUs shall terminate on the Expiration Date or earlier, as provided in this paragraph. If Participant undergoes a Termination of Service for any reason, all RSUs for which vesting is no longer possible under the terms of this Notice of Grant and the Agreement shall be forfeited to the Company immediately, and all rights of Participant to such RSUs shall immediately terminate. In case of any dispute as to whether such Termination of Service has occurred, the Administrator shall have sole discretion to determine whether such Termination of Service has occurred and the effective date of such Termination of Service. For clarity: All RSUs for which vesting is still possible will remain outstanding for the minimum amount of time necessary to determine whether such RSUs will vest.
(b)By Participant’s and the Company’s acceptance hereof (in each case, whether written, electronic or otherwise), Participant and the Company agree that this RSU is granted under and governed by the terms and conditions of the Plan, this Notice of Grant and the Agreement.

EXHIBIT A
TO RESTRICTED STOCK UNIT AWARD NOTICE
RESTRICTED STOCK UNIT AGREEMENT
Participant has been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Company’s Amended and Restated 2014 Equity Incentive Plan (the “Plan”), the Notice of Restricted Stock Unit Award (“Notice of Grant”) and this Restricted Stock Unit Agreement (this “RSU Agreement”). Unless otherwise defined herein or in the Notice of Grant, the terms defined in the Plan shall have the same defined meanings in this RSU Agreement.
1.No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right to dividends or to vote such Shares.
2.Dividend Equivalents. Dividend equivalents, if any, shall not be credited to Participant in respect of Participant’s RSUs.
3.No Transfer. The RSUs and any interest therein may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The terms of the Plan, the Notice of Grant and this RSU Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant. Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of RSUs under the Exchange Act as set forth in Rule 12h- 1(f) promulgated under the Exchange Act (the “Reliance End Date”), Participant shall not transfer these RSUs in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders or (ii) to an executor or guardian of Participant upon the death or disability of Participant. Until the Reliance End Date, the RSUs may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.
4.Acknowledgement. The Company and Participant agree that the RSUs are granted under and governed by the Notice of Grant, this RSU Agreement and by the provisions of the Plan (incorporated herein by reference). Participant (i) acknowledges receipt of a copy of each of the foregoing documents, (ii) represents that Participant has carefully read and is familiar with their provisions and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice of Grant.
5.Limitations on Transfer of Stock. In addition to any other limitation on transfer created by applicable securities laws, Participant shall not assign, encumber or dispose of any interest in the Shares issued pursuant to this RSU Agreement except with the Company’s prior written consent and in compliance with the Company’s Bylaws, the Company’s then-current Insider Trading Policy and applicable securities laws. The restrictions on transfer also include a prohibition on any short position, any “put equivalent position” or any “call equivalent position” by the RSU holder with respect to the RSU itself as well as any Shares issuable upon settlement of the RSU prior to the settlement thereof until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.
6.Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such shares or interest subject to the provisions of this RSU Agreement, including the transfer restrictions of Sections 3 and 5, and the transferee shall acknowledge such restrictions in writing. Any sale or transfer of the Shares shall be void unless the provisions of this RSU Agreement are satisfied.
7.Section 102 of the Ordinance. To the extent and with respect to Trustee 102 Awards, the Participant acknowledges, undertakes and confirms that: (i) the Participant fully understands that Section 102 Ordinance and the rules and regulations enacted thereunder apply to the RSUs, and (ii) the Participant understands the provisions of Section 102 of the Ordinance, the tax track chosen thereunder and the implications thereof. With respect to RSUs granted under Section 102, the terms of such RSUs shall also be subject to the terms of the Trust Agreement made between the Company and the Trustee (the “Trust Agreement”) for the benefit of the Participant as well as the requirements of the ITA. The Participant shall sign all documents requested by the Company or the Trustee, in accordance with and under the Trust Agreement. A copy of the Trust Agreement is available for the Participant’s review, during normal working hours, at the Company’s offices.
7.1.Participant Undertaking. Without derogating from the generality of the foregoing, to the extent and with respect to any RSUs that are 102 Capital Gain Track Awards, and as required by Section 102 of the Ordinance and the Income Tax Rules (Tax Benefits in Stock Issuance to Employees) 5763- 2003 or such other rules so adopted from time to time, the Participant acknowledges, undertakes and confirms in writing the following (which shall be apply and relate to all Awards granted to the Participant, whether under this Plan or other plans maintained by the Company, and whether prior to or after the date hereof, if any):
(a)The Participant shall comply with all terms and conditions set forth in Section 102 of the Ordinance with regard to the “Capital Gain Track” and the applicable rules and regulations promulgated thereunder, as amended from time to time;
(b)The Participant is familiar with, and understands the provisions of, Section 102 of the Ordinance in general, and the tax arrangement under the “Capital Gain Track” in particular, and its tax consequences; the Participant agrees that the RSUs and Shares that may be issued upon settlement of the RSUs (or otherwise in relation to the RSUs), will be held by a trustee appointed pursuant to Section 102 of the Ordinance for at least the duration of the Holding Period, as defined in Section 102 under the “Capital Gain Track”. The Participant understands that any release of such RSUs or Shares from trust, or any sale of the Share prior to the termination of the Holding Period, will result in taxation at marginal tax rates, in addition to deductions of appropriate social security, health tax contributions or other compulsory payments; and
(c)The Participant agrees to the trust agreement signed between the Company, his/her employing company and the trustee appointed pursuant to Section 102 of the Ordinance and shall sign all documents requested by the Company or the Trustee, in accordance with and under the trust agreement.
8.Withholding of Tax. When the RSUs are vested and/or settled, the fair market value of the Shares shall be treated as income subject to withholding by the Company for income and employment taxes if Participant is or was an employee of the Company. Prior to any relevant taxable or tax withholding event, as applicable, Participant shall pay or make adequate arrangements satisfactory to the Company to satisfy any or all income tax, social insurance, payroll tax, fringe benefits tax, payment on account and other tax-related items related to the Participant's participation in this Plan and legally applicable to the Participant (collectively, “Tax-Related Obligations”). In this regard, Participant authorizes the Company to withhold all applicable Tax-Related Obligations legally payable by Participant from Participant’s wages or other cash compensation paid to Participant by the Company and/or a Parent or Subsidiary of the Company. With the Company’s consent, these arrangements may also include, if permissible under local law, (i) withholding Shares that otherwise would be issued to Participant when Participant’s RSUs are settled, (ii) having the Company withhold taxes from the proceeds of the sale of the Shares, through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf and Participant hereby authorizes such sales by this authorization), (iii) Participant’s payment of a cash amount or (iv) any other arrangement approved by the Company, all under such rules as may be established by the Administrator and in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable, provided, however, that if Participant is a Section 16 officer of the Company under the Exchange Act, then the method of withholding shall be through a mandatory sale under (ii) above. Depending on the withholding method, the Company and/or a Parent or Subsidiary of the Company may withhold or account for Tax-Related Obligations by considering up to the applicable maximum statutory withholding rates, in which case Participant may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in Shares. In the case of withholding in Shares, the Company shall issue the net number of Shares to Participant by deducting the Shares retained for Tax-Related Obligations from the Shares issuable upon vesting. For tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Obligations.
9.Code Section 409A. For purposes of this RSU Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this RSU Agreement in connection with Participant’s termination of employment constitute deferred compensation subject to Section 409A, and Participant is deemed at the time of such termination of employment to be a “specified employee” under Section 409A, then such payment shall not be made or commence until the earlier of (i) the expiration of the six-month period measured from Participant’s separation from service from the Company or (ii) the date of Participant’s death following such a separation from service; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to Participant including, without limitation, the additional tax for which Participant would otherwise be liable under Section 409A(a)(1)(B) in the absence of such a deferral. The first payment thereof will include a catch-up payment covering the amount that would have otherwise been paid during the period between Participant’s termination of employment and the first payment date but for the application of this provision, and the balance of the installments (if any) will be payable in accordance with their original schedule. To the extent that any provision of this RSU Agreement is ambiguous as to its exemption from or compliance with Section 409A, the provision will be read in such a manner so that all payments hereunder are exempt from Section 409A to the maximum permissible extent and, for any payments where such construction is not reasonable, that those payments comply with Section 409A. To the extent any payment under this RSU Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment shall be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.
10.Tax Consequences. Participant acknowledges that there will be tax consequences upon vesting and/or settlement of the RSUs and/or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement or disposition. THE COMPANY DOES NOT ASSUME ANY RESPONSIBILITY TO ADVISE THE PARTICIPANT ON SUCH MATTERS, WHICH SHALL REMAIN SOLELY THE RESPONSIBILITY OF THE PARTICIPANT. Without derogating from the Plan, and notwithstanding anything to the contrary, including the indication under “Type of Award” above, the Company shall be under no duty to ensure, and no representation or commitment is made, that the RSU qualifies or will qualify under any particular tax treatment (e.g., Section 102 or any other treatment), nor shall the Company be required to take any action for the qualification of any RSU under such tax treatment. If the RSUs do not qualify under any particular tax treatment it could result in adverse tax consequences to the Participant. By signing below, Participant agrees that the Company and its Affiliates and their respective employees, directors, officers and shareholders shall not be liable for any tax, penalty, interest or cost incurred by Participant as a result of such determination, nor will any of them have any liability of any kind or nature in the event that, for any reason whatsoever, an RSU does not qualify for any particular tax treatment.
11.Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant (including any written representations, warranties and agreements as the Administrator may request of Participant for compliance with Applicable Laws) with all applicable state, federal and foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Common Stock may be listed or quoted at the time of such issuance or transfer. Participant may not be issued any Shares if such issuance would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Shares may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares shall relieve the Company of any liability in respect of the failure to issue or sell such Shares.
12.Legend on Certificates. The certificates representing the Shares issued hereunder shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the Plan, this RSU Agreement, the Company’s Bylaws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares of the Common Stock are listed and any applicable state, Federal or foreign laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
13.Successors and Assigns. The Company may assign any of its rights under this RSU Agreement. This RSU Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. This RSU Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.
14.Entire Agreement; Severability. The Plan and Notice of Grant are incorporated herein by reference. The Plan, the Notice of Grant and this RSU Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof (including, without limitation, any commitment to make any other form of equity award (such as stock options) that may have been set forth in any employment offer letter or other agreement between the parties). If any provision of this RSU Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
15.No Rights as Employee, Director or Consultant. Nothing in this RSU Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to cause Participant as a Service Provider, for any reason, with or without cause.
16.Information to Participants. If the Company is relying on an exemption from registration under Section 12(h)-1 of the Exchange Act and such information is required to be provided by such Section

12(h)-1, the Company shall provide the information described in Rules 701(e)(3), (4) and (5) of the Securities Act by a method allowed under Section 12(h)-1 of the Exchange Act in accordance with Section 12(h)-1 of the Exchange Act, provided, that Participant agrees to keep the information confidential.
17.Delivery of Documents and Notices. Any document relating to participating in the Plan and/or notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this RSU Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery or deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address, if any, provided for Participant by the Company or at such other address as such party may designate in writing from time to time to the other party.
18.Choice of Law and Venue. This RSU Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State. For purposes of any action, lawsuit or other proceedings brought to enforce this RSU Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of Los Angeles County, California, or the federal courts for the United States for the Southern District of California, and no other courts, where this grant is made and/or to be performed.

Neither this document, nor any stock option agreement connected with it, is an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 ("FSMA") and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with the Amended and Restated UK Sub-Plan to the ZipRecruiter, Inc. Amended and Restated 2014 Equity Incentive Plan (the "Sub-Plan"). The Sub-Plan is exclusively available to bona fide UK employees and former employees of ZipRecruiter, Inc. or any of its subsidiaries.
AMENDED AND RESTATED UK SUB-PLAN TO THE
ZIPRECRUITER, INC.
AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN
Additional terms and conditions for Options received by Participants tax resident in the UK, pursuant to section 10(e) of the ZipRecruiter, Inc. Amended and Restated 2014 Equity Incentive Plan (the "Plan").
1.The purpose of this Sub-Plan is to provide incentives for UK Participants (as defined below) through the grant of options over shares of Common Stock of ZipRecruiter, Inc. (the "Company").
2.This Sub-Plan shall apply to all UK Participants. In the event that a Participant becomes a UK Participant subsequent to the grant of an Option under the Plan, then such Option shall immediately and automatically be amended in a manner consistent with this Sub-Plan unless otherwise determined by the Committee.
3.Capitalized terms used in this Sub-Plan are defined in the Plan, subject to the provisions of this Sub-Plan.
4.References to Incentive Stock Options and Non-Qualified Stock Options shall not apply to Options granted under the Sub-Plan.
5.The Options granted under this Sub-Plan shall be designated as Non tax-advantaged Options. References to Awards shall be replaced with Options, where applicable.
6.All references to Service Provider(s) shall be replaced by references to Employee(s).
7.This Sub-Plan is governed by the Plan and all its provisions shall be identical to those of the Plan SAVE THAT (i) "Sub-Plan" shall be substituted for "Plan" where applicable and (ii) the following provisions shall be as stated in this Sub-Plan in order to accommodate the specific requirements of the laws of England and Wales:
8.SECTION 2. ELIGIBILITY
Section 2 shall be amended to read as follows:
"Employees are eligible to be granted Options under the Plan, subject to the limitations described herein."
9.SECTION 3. ADMINISTRATION AND DELEGATION
A new section 3(c) shall be added as follows:
"No term of the Plan or any Award Agreement shall be construed so as to require the Company or the Committee to grant, or alter the terms of, any Award to a UK Participant so as to confer any “tax-advantaged” status on that Award for United Kingdom tax purposes."
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A new section 3(d) shall be added as follows:
"The Committee may provide in an Award Agreement that the grant or satisfaction of an Award, or the exercise of an Option (or any portion thereof), is conditioned upon the UK Participant’s making or refraining from making a Section 431 Election with respect to the shares of Common Stock acquired pursuant to the grant or satisfaction of such Award or the exercise of such Option. If a UK Participant makes a Section 431 Election in respect of any shares of Common Stock so acquired, such election shall be made no later than fourteen (14) days from the date of acquisition of the shares."
10.SECTION 11. DEFINITIONS
The following definitions shall be deleted:
"Consultant"
"Incentive Stock Option"
"Non-qualified Stock Option"
"Restricted Stock"
"Restricted Stock Unit"
"Service Provider"
The following definitions shall be amended to read:
"Plan" means this Amended and Restated UK Sub-Plan to the Amended and Restated 2014 Equity Incentive Plan.
The following definitions shall be added:
"Data" means certain personal information about the Participant, including, but not limited to, name, home address and telephone number, date of birth, national insurance number, salary, nationality, job title, any stock, units or directorships held in the Company or any Subsidiary including the UK Subsidiary, details of all options or other entitlement to shares awarded, cancelled, exercised, vested, unvested, or outstanding in the Participant's favour.
"Data Recipients" means third parties assisting the Company or the UK Subsidiary in the implementation, administration, and management of the Plan.
"HMRC" means HM Revenue & Customs.
"ITEPA" means the Income Tax (Earnings and Pensions) Act 2003.
"Joint Election" means an election (in such terms and such form as provided in paragraphs 3A and 3B of Schedule 1 to the Social Security Contributions and Benefits Act 1992), which has been approved by HMRC for the transfer of the whole of or any liability of the Secondary Contributor for any Secondary NIC Liability.
"Non tax-advantaged Option" shall mean an Option over Shares that is neither an option granted pursuant to a CSOP scheme under Schedule 4 ITEPA nor an enterprise management incentive (EMI) option which meets the requirements of Schedule 5 ITEPA.
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"Option Tax Liability" shall mean any liability or obligation of the Company and/or any Subsidiary, including the UK Subsidiary to account (or pay) for income tax (under the United Kingdom withholding system of PAYE (pay as you earn)) or any other taxation provisions and primary class 1 National Insurance Contributions in the United Kingdom to the extent arising from the grant, exercise, assignment, release, cancellation or any other disposal of an Option or arising out of the acquisition, retention and disposal of the Shares acquired under this Plan.
"Personal Representative" shall mean the personal representative(s) of a UK Participant (being either the executors of his will or if he dies intestate the duly appointed administrator(s) of his estate) who have provided to the Committee evidence of their appointment as such.
"Secondary Contributor" shall mean a person or company who has a liability to account (or pay) the Secondary NIC Liability to HMRC.
"Secondary NIC Liability" shall mean any liability to employer's Class 1 National Insurance Contributions to the extent arising from the grant, exercise, release or cancellation of an Option or arising out of the acquisition, retention and/or disposal of the Shares acquired pursuant to an Option.
"Section 431 Election" shall mean an election made under section 431 of ITEPA. "Shares" means shares of Common Stock.
"Taxable Event" shall mean any occasion on which an Option Tax Liability and/or Secondary NIC Liability arises in connection with an Option or any award of Shares under it, including but not limited to the grant, exercise, release or cancellation of an Option or arising out of the acquisition, retention and/or disposal of the Shares acquired pursuant to an Option.
"UK Participant" means a Participant resident in the United Kingdom for United Kingdom tax purposes, or otherwise within the scope of United Kingdom taxation on employment income as a result of duties performed in the United Kingdom.
"UK Subsidiary" shall mean a Subsidiary which is incorporated in the UK.
11.SECTION 5. STOCK OPTIONS.
Section 5(e) shall be amended so that the following words are added after the reference to "withholding taxes":
", including without limitation any sums due pursuant to any Option Tax Liability and (if applicable) Secondary NIC Liability."
12.SECTION 6: RESTRICTED STOCK, RESTRICTED STOCK UNITS, SECTION 7 OTHER STOCK-BASED AWARDS
These sections shall be deleted in their entirety.
13.SECTION 9(a). TRANSFERABILITY OF AWARDS
This section shall be amended to read as follows:
"Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than on the UK Participant's death to the UK Participant's Personal Representative, and may be exercised during the lifetime of the UK Participant, only by the UK Participant."
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14.SECTION 9(e). WITHHOLDING
Section 9(e) shall be amended to read as follows:
"The Participant shall be responsible for payment of any taxes or similar charges required by law to be paid in respect of, or withheld from, an Award or an amount paid in satisfaction of an Award. Any such required payments or withholdings shall be made good by the Participant on or prior to the event that results in taxable income in respect of an Award. The Company (or the Participant’s employer, if different) shall have the power and the right to deduct or withhold automatically from any amount deliverable under an Award or otherwise, or require a Participant to remit to the Company in cash, the minimum statutory amount to satisfy such taxes or charges (including, but not limited to, any Option Tax Liability and, to the extent legally permissible, Secondary NIC Liability) with respect to any Taxable Event. The Award Agreement may specify the manner in which the payment or withholding obligation shall be satisfied with respect to the particular type of Award, which may include permitting the Participant to elect to satisfy such obligation by tendering shares of Common Stock to the Company or having the Company withhold a number of shares of Common Stock having a value equal to the minimum statutory tax (or similar charge or contribution required to be paid or withheld) or as otherwise specified in an Award Agreement.
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ZIPRECRUITER, INC.
AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN
STOCK OPTION GRANT NOTICE AND
STOCK OPTION AGREEMENT
ZipRecruiter, Inc. (the “Company”), pursuant to its Amended and Restated 2014 Equity Incentive Plan (the “Plan”), which Plan includes, in respect of UK Participants, as defined therein, the Sub-Plan hereby grants to Participant an Option to purchase the number of shares of the Company’s Common Stock (referred to herein as “Shares”) set forth below. This Option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Grant Notice (“Grant Notice”) and the Agreement.

Participant:	As described on Carta
Grant Date:	As described on Carta
Vesting Commencement Date:	As described on Carta
Exercise Price per Share:	As described on Carta
Total Number of Shares Subject to Option:	As described on Carta
Expiration Date:	As described on Carta
Type of Option:	As described on Carta
Vesting Schedule:	As described on Carta
By Participant’s acceptance of this Option, Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and this Grant Notice. Participant has reviewed the Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Agreement and the Plan. By acceptance of this Option, Participant agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan or the Agreement.
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EXHIBIT A
TO STOCK OPTION GRANT NOTICE
STOCK OPTION AGREEMENT
Pursuant to the Grant Notice to which this Agreement is attached, the Company has granted to Participant an Option under the Plan to purchase the number of Shares indicated in the Grant Notice.
1.Grant of Option. In consideration of Participant’s past and/or continued employment with or service to the Company and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice, the Company irrevocably grants to Participant an Option to purchase any part or all of an aggregate of the number of Shares set forth in the Grant Notice at the Exercise Price per Share set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement.
2.Vesting. The Option shall become vested in such amounts and at such times as are set forth in the vesting schedule in the Grant Notice. The installments provided for in the vesting schedule are cumulative. No portion of the Option which has not become vested at the date Participant incurs a Termination of Service shall thereafter become vested, except as may be otherwise provided by the Administrator or as set forth in another written agreement between the Company and Participant.
3.Exercise.
(a)Duration of Exercisability. Any vested portion of the Option may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 4.
(b)Person Eligible to Exercise. During the lifetime of Participant, only Participant may exercise the Option or any portion thereof. After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 4, be exercised by Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then Applicable Laws of descent and distribution.
(c)Manner of Exercise. The Option, or any portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary’s office, or such other place as may be determined by the Administrator, including pursuant to an electronic acceptance platform established and maintained by the Company or another third party designated by the Company, of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 4:
(i)A written exercise notice in substantially in the form attached as Exhibit B to the Grant Notice (or such other form as is prescribed by the Administrator, which may be an electronic form) (the “Exercise Notice”) signed by Participant or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such Exercise Notice complying with all applicable rules established by the Administrator; and
(ii)Subject to Section 5(f) of the Plan, full payment for the Shares with respect to which the Option or portion thereof is exercised by:
(A)Cash or check, payable to the order of the Company; or
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(B)With the consent of the Administrator, surrendering shares of Common Stock then issuable upon exercise of the Option valued at their Fair Market Value on the date of exercise; or
(C)On and after the date the Company becomes a Publicly Listed Company, through the (A) delivery by Participant to the Company of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (B) delivery by Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or
(D)With the consent of the Administrator, any other form of payment permitted under Section 5(f) of the Plan; or
(E)any combination of the above permitted forms of payment; and
(iii)Subject to Section 9(e) of the Plan, full payment for any applicable withholding taxes (including without limitation any sums due pursuant to any Option Tax Liability and (if applicable) Secondary NIC Liability, as such terms are defined in the Sub-Plan) in cash or by check or in the form of consideration permitted by the Administrator for the payment of the exercise price pursuant to Section 3(c)(ii) above or pursuant to Section 3(d) below, which, following the date the Company becomes a Publicly Listed Company shall include the method provided for in Section 3(c)(ii)(C) above; and
(iv)In the event the Option or portion thereof shall be exercised pursuant to Section 3.1 by any person or persons other than Participant, appropriate proof of the right of such person or persons to exercise the Option.
(v)If so requested by the Committee, the Participant shall enter into a Section 431 Election (as defined in the Sub-Plan) with respect to any shares of Common Stock acquired pursuant to the exercise of the Option and shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign tax obligations (including, but not limited to, any sums due pursuant to any Option Tax Liability and (if applicable) Secondary NIC Liability) with respect to such acquisition upon the making of such election. If the Participant is required to make a Section 431 Election such election shall be made within 14 days following the acquisition of the shares of Common Stock.
(d)Tax Withholding. The Company shall have the authority and the right to deduct or withhold, or require Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including Participant’s employment tax obligation together with any sums due pursuant to any Option Tax Liability and (if applicable) Secondary NIC Liability) required by law to be withheld with respect to any taxable event concerning Participant arising as a result of the Option or otherwise under this Agreement, including, without limitation, the authority to deduct such amounts from other compensation payable to Participant by the Company.
(e)Fractional Shares. The Option may only be exercised for whole shares of Common Stock. Any fractional Shares shall be rounded down to the nearest whole share.
4.Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:
(a)The Expiration Date set forth in the Grant Notice;
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(b)The expiration of three months following the date of Participant’s Termination of Service, unless such Termination of Service occurs by reason of Participant’s death or Disability or Participant’s discharge by the Company for Cause;
(c)The expiration of one year following the date of Participant’s Termination of Service by reason of Participant’s death or Disability;
(d)The date of Participant’s Termination of Service as a result of Participant’s discharge by the Company for Cause; or
(e)With respect to any unvested portion of the Option, the date that is thirty days following Participant’s Termination of Service for any reason other than as a result of Participant’s discharge by the Company for Cause, or such shorter period as may be determined by the Administrator.
Participant acknowledges that an Incentive Stock Option exercised more than three months after Participant’s termination of status as an Employee, other than by reason of death or Disability, will be taxed as a Non-Qualified Stock Option.
5.Transferability. The Option shall not be sold, assigned, transferred, pledged or otherwise encumbered by Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, the Option shall be exercisable only by the Participant.
6.Bylaws Restrictions. Participant and any transferee of the Shares agree that the Shares and any interest therein are subject to the right of first refusal and any and all restrictions on transfer set forth in the Company’s Amended and Restated Bylaws, as it may be amended from time to time (the “Bylaws”).
7.Restrictive Legends and Stop-Transfer Orders.
(a)Legends. Participant understands and agrees that the Company shall cause any certificates, including electronic certificates, issued evidencing the Shares to have the legends set forth below or legends substantially equivalent thereto, together with any other legends that may be required by Applicable Laws:
THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.
THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE
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STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AND REPURCHASE RIGHT SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES SUBJECT TO SUCH REPURCHASE OPTION IS VOID WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF THE COMPANY.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS PROVIDED IN THE BYLAWS OF THE COMPANY.
(b)Stop Transfer Orders. Participant agrees that, in order to ensure compliance with the restrictions referred to in the Plan, this Agreement and the Bylaws, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)Impermissible Transfers Void. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the Bylaws or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
8.Taxes. Participant understands that Participant may suffer adverse tax and national insurance consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s tax liability that may arise as a result of the transactions contemplated by this Agreement.
9.Miscellaneous.
(a)No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or this Agreement.
(b)Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office or to the then-current email address for the Secretary of the Company, and any notice to be given to Participant shall be addressed to Participant at the most-recent physical or email address for Participant listed in the Company’s personnel records. By a notice given pursuant to this Section 9(b),
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either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Participant shall, if Participant is then deceased, be given to the person entitled to exercise his or her Option by written notice under this Section 9(b). Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.
(c)Successors and Assigns. The Company may assign any of its rights under this Agreement and the Exercise Notice to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.
(d)Severability. In the event any portion of the Plan or this Agreement or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan and this Agreement, and the Plan and this Agreement shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.
(e)Entire Agreement; Governing Documents. The Plan (including the Sub-Plan),the Grant Notice and this Agreement (including all Exhibits thereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. In the event of any contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company that has been approved by the Administrator, the terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan shall not apply.
(f)Governing Law. The provisions of the Plan and all Awards made thereunder, including the Option, shall be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding choice-of-law principles of the law of any state that would require the application of the laws of a jurisdiction other than such state.
(g)Titles and Headings. The titles and headings of the Sections in this Agreement are for convenience of reference only and, in the event of any conflict, the text of this Agreement, rather than such titles or headings, shall control.
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EXHIBIT B
TO STOCK OPTION GRANT NOTICE
FORM OF EXERCISE NOTICE
Effective as of [as described on Carta], the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase [as described on Carta] Shares of ZipRecruiter, Inc. (the “Company”) under and pursuant to the ZipRecruiter, Inc. Amended and Restated 2014 Equity Incentive Plan (the “Plan”) and the Stock Option Grant Notice and Stock Option Agreement dated [as described on Carta] (the “Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Agreement.

Grant Date:	As described on Carta
Number of Shares as to which Option is Exercised:	As described on Carta
Exercise Price per Share:	As described on Carta
Total Exercise Price:	As described on Carta
Electronic certificate to be issued in name of:	As described on Carta
Cash Payment delivered herewith:	As described on Carta (Representing the full Exercise Price for the Shares, as well as any applicable withholding tax)
Type of Option:	As described on Carta
1.Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Agreement. Participant agrees to abide by and be bound by their terms and conditions. Participant further acknowledges that it is a condition to the issuance of the Shares to Participant upon exercise of the Option listed above that Participant agree to be bound by the terms and conditions of, and become a party to, any stockholders’ agreement of the Company. Participant hereby agrees to be so bound and to execute any additional documents as may be deemed necessary or advisable by the Company in order to effectuate the foregoing agreement.
2.Tax Consultation. Participant understands that Participant may suffer adverse tax and national insurance consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.
3.Participant Representations. Participant hereby makes the following certifications and representations with respect to the Shares listed above:
(a)Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Participant is acquiring these Shares for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.
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(b)Participant acknowledges and understands that the Shares constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. Participant understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Shares. Participant understands that the electronic certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under Applicable Laws.
(c)Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, ninety days thereafter (or such longer period as any market stand-off agreement may require) the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144.
(d)In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144.
(e)Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.
(f)Participant acknowledges that the Shares remain subject to the Company’s right of first refusal and certain transfer restrictions all in accordance with the Agreement and the Company’s Amended and Restated Bylaws, as it may be amended from time to time.
4.Regulation S. If Participant’s address is an address located outside of the United States, participant will make the following additional representations, warranties and agreements:
(e)Non-US. Participant is not a U.S. Person as defined in Rule 902(k) of Regulation S under the Securities Act. The offer and sale of the Shares to Participant was made in an offshore transaction (as defined in Rule 902(h) of Regulation S), no directed selling efforts (as defined in Rule 902(c) of Regulation S) were made in the United States, and Participant is not acquiring the Shares for the account or benefit of any U.S. Person.
(f)No Offer or Sale. Participant will not, during the Restricted Period applicable to the Shares set forth in the legend set forth below (the “Restricted Period”) and to any certificate, including electronic certificates, representing the Shares, offer or sell any of the foregoing
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securities (or create or maintain any derivative position equivalent thereto) in the United States, to or for the account or benefit of a U.S. Person or other than in accordance with Regulation S.
(g)Registration or Exemption. Participant will, after the expiration of the applicable Restricted Period, offer, sell, pledge or otherwise transfer the Shares (or create or maintain any derivative position equivalent thereto) only pursuant to registration under the Securities Act or any available exemption therefrom and, in any case, in accordance with applicable state securities laws.
(h)No Transfer in Violation of Restrictions; Legend. Participant acknowledges and agrees that the Company shall not register the transfer of the Shares in violation of these restrictions. Participant acknowledges and agrees that the electronic certificate(s) evidencing the Shares will bear the legend set forth below (in addition to any other legend required by applicable federal, state or foreign securities laws or provided in any other agreement with the Company:
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, AND THE COMPANY DOES NOT INTEND TO REGISTER THEM. PRIOR TO A DATE THAT IS ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, THE SHARES MAY NOT BE OFFERED OR SOLD (INCLUDING OPENING A SHORT POSITION IN SUCH SECURITIES) IN THE UNITED STATES OR TO U.S. PERSONS AS DEFINED BY RULE 902(k) ADOPTED UNDER THE ACT, OTHER THAN TO DISTRIBUTORS, UNLESS THE SHARES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. HOLDERS OF SHARES PRIOR TO ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, MAY RESELL SUCH SECURITIES ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR OTHERWISE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT, OR IN TRANSACTIONS EFFECTED OUTSIDE OF THE UNITED STATES PROVIDED THEY DO NOT SOLICIT (AND NO ONE ACTING ON THEIR BEHALF SOLICITS) PARTICIPANTS IN THE UNITED STATES OR OTHERWISE ENGAGE(S) IN SELLING EFFORTS IN THE UNITED STATES AND PROVIDED THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT. A HOLDER OF THE SECURITIES WHO IS A DISTRIBUTOR, DEALER, SUB-UNDERWRITER OR OTHER SECURITIES PROFESSIONAL, IN ADDITION, CANNOT PRIOR TO ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK RESELL THE SECURITIES TO A U.S. PERSON AS DEFINED BY RULE 902(k) OF REGULATION S UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.
5.Notices. Any notice required or permitted hereunder shall be given in accordance with the provisions set forth in Section 9(b) of the Agreement.
6.Entire Agreement. The Plan (including the Sub-Plan) and Agreement are incorporated herein by reference. This Notice, the Plan and the Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.
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Exercise of the Option through an online or electronic system established and maintained by the Company or another third party designated by the Company shall be deemed to be Participant’s agreement to and acceptance of the terms and conditions of this Exercise Notice.

ACCEPTED BY: ZIPRECRUITER, INC.	SUBMITTED BY PARTICIPANT:

By:	By:
Print Name:	Print Name:
Title:
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